SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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EMBARCADERO TECHNOLOGIES, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 1, 2003

To Our Stockholders:

I am pleased to invite you to attend the annual meeting of stockholders of Embarcadero Technologies, Inc. to be held at the Company’s offices at 45 Fremont Street, 14th floor, San Francisco, California 94105, on Wednesday, June 4, 2003, at 10:00 a.m. local time.

The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual Meeting of Stockholders and Proxy Statement.

The Board of Directors appreciates and encourages stockholder participation in the Company’s affairs and invites you to attend the meeting in person. It is important, however, that your shares be represented at the annual meeting in any event and for that reason we ask that whether or not you expect to attend the meeting, you take a moment to complete, date, sign and return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

We thank you for your support and look forward to seeing you at the meeting.

Sincerely,

Stephen R. Wong

Chairman, President and Chief Executive Officer

EMBARCADERO TECHNOLOGIES, INC.

425 Market Street

Suite 425

San Francisco, California 94105

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 4, 2003

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Embarcadero Technologies, Inc., a Delaware corporation (the “Company”), will be held at the Company’s offices at 45 Fremont Street, 14th floor, San Francisco, California 94105, on Wednesday, June 4, 2003, at 10:00 a.m. local time, for the following purposes:

1.	To elect one Class III Director of the Company to serve on the Board of Directors for a three-year term. The Company’s Board of Directors intends to present Stephen R. Wong for election as director.

2.	To approve the adoption of the Company’s 2003 Equity Incentive Plan.

3.	To approve amendments to the Company’s 2000 Nonemployee Directors Stock Option Plan to increase the number of shares reserved for issuance thereunder and to increase the frequency of grants made to directors thereunder.

4.	To ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year ending December 31, 2003.

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on April 17, 2003, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

By Order of the Board of Directors

Stephen C. Ferruolo

Secretary

San Francisco, California

May 1, 2003

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

EMBARCADERO TECHNOLOGIES, INC.

425 Market Street

Suite 425

San Francisco, CA 94105

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 4, 2003

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Embarcadero Technologies, Inc., a Delaware corporation (the “Company”), for use at the annual meeting of stockholders of the Company to be held on June 4, 2003 at 10:00 a.m. local time, or at any adjournment or postponement of the meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting. The annual meeting will be held at the Company’s offices at 45 Fremont Street, 14th floor, San Francisco, California 94105. The Company’s telephone number is (415) 834-3131.

These proxy solicitation materials, together with the Company’s 2002 Annual Report, are being mailed on or about May 1, 2003 to all stockholders of record on April 17, 2003.

Record Date

Stockholders of record at the close of business on April 17, 2003 (the “Record Date”) are entitled to notice of, and to vote at, the meeting. At the Record Date, approximately 26,484,323 shares of the Company’s common stock were issued and outstanding.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked, or by attending the meeting and voting in person. Attending the meeting will not, by itself, revoke the proxy.

Voting and Solicitation

Holders of the Company’s common stock are entitled to one vote for each share held as of the record date. In order to constitute a quorum for conduct of business at the annual meeting, a majority of outstanding shares of common stock outstanding on the Record Date must be present in person or represented by proxy at the annual meeting.

Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile or other method. No additional compensation will be paid for such services. Costs of solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any other information furnished to the stockholders, will be borne by the Company. The Company may reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold shares of common stock.

Quorum, Abstentions, and Broker Non-Votes

The required quorum for the transaction of business at the annual meeting is a majority of the shares of common stock outstanding on the Record Date. Abstentions are included in the determination of shares present for quorum purposes. Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote against a proposal. If shares are held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to certain matters to be acted upon. If the broker or nominee is not given specific instructions, shares held in the name of such broker or nominee may not be voted on those matters and will not be considered as present and entitled to vote with respect to those matters. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

STOCKHOLDER PROPOSALS

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2004 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is January 1, 2004. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must do so on or before February 5, 2004, in accordance with the Company’s bylaws. Stockholders are also advised to review the Company’s bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

PROPOSAL NO. 1

ELECTION OF DIRECTOR

Pursuant to the Company’s Restated Certificate of Incorporation and Amended and Restated Bylaws, the Company’s Board of Directors (the “Board”) is divided into three classes – Class I, II and III Directors. Each director is elected for a three-year term of office, with one class of directors being elected at each annual meeting of stockholders. Each director holds office until his successor is elected and qualified or until his earlier death, resignation or removal. The nominee for Class III Director, Stephen R. Wong, is currently serving as a director of the Company.

The size of the Board is presently set at five members. There is currently one vacancy on the Board. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. If signed and returned, shares represented by the accompanying proxy will be voted for the election the nominee recommended by the Board unless the proxy is marked in such a manner as to withhold authority so to vote. If the nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. Mr. Wong has agreed to serve if elected and the Company has no reason to believe that Mr. Wong will be unable or unwilling to serve.

Directors/Nominee

The information below sets forth the current members of the Board, including the nominee for Class III Director:

Name of Director	Age	Class	Position with the Company	Director Since
Stephen R. Wong	43	III	Chairman, President and Chief Executive Officer	1993
Timothy C.K. Chou(1)(2)	48	I	Director	2000
Frank M. Polestra(1)(2)(3)	77	I	Director	1999
Michael J. Roberts(1)(2)(3)	45	II	Director	2000

(1)	Current member of the Audit Committee.
(2)	Current member of the Compensation Committee.
(3)	Current member of the Nominating Committee.

Stephen R. Wong is one of our co-founders and has served as the Chairman of our Board of Directions since July 1993. From July 1993 until October 1999, Mr. Wong served as our Chief Executive Officer and, since June 2000, Mr. Wong has served as our President and Chief Executive Officer. From May 1985 to May 1990, Mr. Wong served as an associate, and subsequently as a partner, of Montgomery Medical Ventures, a venture capital firm, where he specialized in technology transfer and early stage investments. Mr. Wong holds an A.B. degree from Harvard College and an M.B.A. degree from the Harvard Business School.

Timothy C.K. Chou has served as a member of our Board of Directors since July 2000. He has served as President and Chief Executive Officer of Oracle Business Online, a division of Oracle Corporation and a leading application service provider, since November 1999. In addition, Mr. Chou serves on the technical advisory board of Webex, Inc., an online conferencing company, and is a lecturer at Stanford University. From October 1996 through October 1999, Mr. Chou served as Chief Operating Officer of Reasoning, Inc., an information technology services firm. From September 1994 through September 1996, Mr. Chou served as Vice President, Server Products, of Oracle Corporation. Mr. Chou holds M.S. and Ph.D. degrees in Electrical Engineering from the University of Illinois Urbana-Champaign.

Frank M. Polestra has served as a member of our Board of Directors since November 1999. He has been the Managing Director of Ascent Venture Partners, a venture capital firm, since March 1999. From 1980 to February 1999, Mr. Polestra served as President of Pioneer Capital Corp., a venture capital firm. Mr. Polestra holds M.S. and Ph.D. degrees in Physical Chemistry from Yale University and a Ph.D. degree in Chemistry from the University of Naples, Italy. Mr. Polestra is also a director of Network Engines, Inc.

Michael J. Roberts has served as a member of our Board of Directors since March 2000. He has been Senior Lecturer and Executive Director of Entrepreneurial Studies at the Harvard Business School since June 1997. From 1995 through May 1997, Mr. Roberts served as an independent consultant to new ventures primarily in the health care services, wireless communications, automobile services and restaurant industries. Mr. Roberts holds an A.B. degree from Harvard College and M.B.A. and doctoral degrees from the Harvard Business School.

Required Vote

Mr. Wong will be elected as a director if, of the shares present or represented and entitled to vote, the number of affirmative votes in favor of his election exceed the number of votes against his election.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF

MR. WONG

BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES

The Board held six meetings, including telephone conference meetings, during 2002. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he or she served, except Timothy C.K. Chou, who attended approximately 45% of such meetings.

Standing committees of the Board include an Audit Committee, a Compensation Committee and a Nominating Committee.

Timothy C.K. Chou, Frank M. Polestra and Michael J. Roberts are the current members of the Company’s Audit Committee. Each of them is independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards. The Audit Committee met five times in 2002, including one telephone conference meeting. The Audit Committee oversees the accounting and financial reporting processes of the Company and audits of its financial statements.

Timothy C.K. Chou, Frank M. Polestra and Michael J. Roberts are the current members of the Company’s Compensation Committee. Until his resignation from the Board in December 2002, Dennis J. Wong was a member of the Company’s Compensation Committee. Messrs. Roberts and Chou were appointed to the Compensation Committee in February 2003. The Compensation Committee met once during 2002. The Compensation Committee makes recommendations to the Board regarding our stock and compensation plans, approves compensation of certain officers and grants stock options.

Frank M. Polestra and Michael J. Roberts are the current members of the Company’s Nominating Committee. The Nominating Committee was established in December 2002 to make recommendations to the Board regarding the nomination of candidates to stand for election to, or be appointed by, the Board. The Nominating Committee did not meet in 2002.

DIRECTOR COMPENSATION

Stephen R. Wong was compensated at an annual rate of $60,000 for his services as our Chairman, President and Chief Executive Officer. Prior to January 1, 2003, nonemployee directors did not receive any cash fees for their service on the Board or any Board committee. As of January 1, 2003, nonemployee directors receive cash compensation of $2,000 for each meeting of the Board attended in person, $1,000 for each meeting of a Board committee attended in person and $250 for each Board or Board committee meeting attended by teleconference. Directors are also reimbursed for their reasonable out-of-pocket expenses incurred in connection with their attendance at Board and Board committee meetings.

Pursuant to the 2000 Nonemployee Directors Stock Option Plan, nonemployee directors currently receive non-discretionary, automatic option grants to purchase 25,000 shares of our common stock upon joining the Board and also receive non-discretionary, automatic option grants to purchase 5,000 shares of our common stock each year at the first Board meeting following our annual meeting of stockholders. In July 2002, Dennis J. Wong and Messrs. Polestra, Roberts and Chou each received an option to purchase 5,000 shares of our common stock with an exercise price equal to $9.45 per share under the 2000 Nonemployee Directors Stock Option Plan. The options vest over three years in equal quarterly installments.

From time to time, nonemployee directors have also received discretionary grants of options to purchase shares of our common stock under the 1993 Stock Option Plan. In December 2002, Timothy C.K. Chou, Frank M. Polestra and Michael J. Roberts each received an option to purchase 5,000 shares of our common stock under the 1993 Stock Option Plan with an exercise price equal to $6.04 per share. The options vest over three years in equal quarterly installments.

In April 2003, the Board of Directors amended and restated the 2000 Nonemployee Directors Stock Option Plan to increase the frequency of automatic stock option grants from an annual grant of 5,000 shares on the first meeting of the Board immediately following the annual meeting to quarterly grants of 5,000 shares on the first regular meeting of the Board on or after the first day of each calendar quarter to each nonemployee director then in office for longer than three months.

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION INTERLOCKS

Dennis J. Wong, who served as a director and member of the Compensation Committee through December 2002, is the brother of Stephen R. Wong, our Chairman, President and Chief Executive Officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of March 31, 2003, for:

•	each of the Named Executive Officers (as defined below);

•	each of our directors;

•	each person who is known by us to beneficially own more than 5% of our common stock; and

•	all of our current executive officers and directors as a group.

Percentage of shares owned is based on 26,484,323 shares of common stock outstanding as of March 31, 2003.

Beneficial ownership is calculated based on requirements of the Securities and Exchange Commission (SEC). All shares of common stock subject to options currently exercisable or exercisable within 60 days after March 31, 2003, are deemed to be outstanding for the purpose of computing the percentage of ownership of the person holding such options, but are not deemed to be outstanding for computing the percentage of ownership of any other person.

Unless otherwise indicated below, each stockholder named in the table has sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

Unless otherwise indicated below, the address of each stockholder named in the table is Embarcadero Technologies, Inc., 425 Market Street, Suite 425, San Francisco, California 94105.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Options Included in Beneficial Ownership	Percentage of Shares Owned
Stephen R. Wong	5,560,000		1,100,000	20.2%
Raj P. Sabhlok	323,427		248,437	1.2
Walter F. Scott III	298,437		218,437	1.1
Frank M. Polestra	35,000		25,000	*
Michael J. Roberts	33,748		33,748	*
Timothy C. K. Chou	31,664		31,664	*
Dennis J. Wong (1)	3,572,335	(2)	—	13.5
Stuart Browning (3)	2,980,406		—	11.3
Nigel C. Myers (3)	3,881,955		—	14.7
All directors and executive officers as a group (6 persons)	6,282,286		1,657,286	22.9%

*	Less than 1% of our outstanding common stock.

(1)	Dennis J. Wong’s address is c/o SPI Holdings, LLC, 550 California Street, Sacramento Tower, Suite 600 San Francisco, CA 94104.

(2)	Includes 95,000 shares held of record by the Ethan Wong 1999 Investment Trust and 95,000 shares held of record by the Audrey Wong 1999 Investment Trust. Dennis J. Wong is a Trustee for each trust.

(3)	The address of each of Messrs. Browning and Myers is c/o Blaine Greenberg, Esq., 3400 Red Rose Drive, Sherman Oaks, CA 91436.

EXECUTIVE COMPENSATION

The following table sets forth information regarding the compensation for the years ended December 31, 2002, 2001 and 2000 paid by us to our Chief Executive Officer and to our other executive officers who received salary and bonus compensation in 2002 of more than $100,000. These persons are collectively referred to as the “Named Executive Officers.” The compensation table excludes other compensation in the form of perquisites and other personal benefits that constitutes the lesser of $50,000 or 10% of the total salary and bonus earned by each of the Named Executive Officers in 2002.

Summary Compensation Table

							Long Term Compensation Awards
Name and Principal Position	Annual Compensation						Securities Underlying Options	All Other Compensation
	Year	Salary			Bonus
Stephen R. Wong Chairman, President and Chief Executive Officer	2002 2001 2000	$ $ $	60,000 60,000 60,000			— — —	— — —		— — —
Raj P. Sabhlok Chief Financial Officer and Senior Vice President of Corporate Development	2002 2001 2000	$ $ $	200,000 150,000 187,948	(1)	$	— — 25,000	50,000 65,000 600,000	$	— — 352,825	(2)
Walter F. Scott III Vice President of Sales	2002 2001 2000	$ $ $	200,000 150,000 199,231	(3)	$	— — 75,000	50,000 65,000 600,000	$	— — 157,737	(4)

(1)	Mr. Sabhlok became our Chief Financial Officer and Senior Vice President of Corporate Development in January 2000. Compensation is for partial year.

(2)	Includes $306,711 as reimbursement for inability to realize gains on stock options from former employer pursuant to January 2000 letter agreement and $46,114 as reimbursement for relocation expenses.

(3)	Mr. Scott became our Vice President of Sales in January 2000. Compensation is for partial year.

(4)	Includes $76,872 as reimbursement for inability to realize gains on stock options from former employer pursuant to a December 1999 letter agreement and $80,865 as reimbursement for relocation expenses.

Stock Options Granted in the Fiscal Year Ended December 31, 2002

The following table sets forth information with respect to stock options granted during the year ended December 31, 2002 to each of the Named Executive Officers. All options were granted under the Company’s 1993 Stock Option Plan. Unless stated otherwise, options granted under that plan normally vest over a four-year period in sixteen equal quarterly installments. The Board retains discretion to modify the terms, including the price, of outstanding options.

The percentage of options granted is based on an aggregate of 936,000 options we granted during the fiscal year ended December 31, 2002. All options listed were granted at an exercise price at least equal to the fair market value of our common stock, based on the closing price of our common stock on the Nasdaq National Market on the trading day preceding the grant date in accordance with our 1993 Stock Option Plan.

The potential realizable value amounts in the last two columns of the following chart represent hypothetical gains that could be achieved for the respective options if exercised and sold at then end of the option term. The assumed 5% and 10% annual rates of stock price appreciation from the date of grant to the end of the option term are provided in accordance with rules of the SEC and do not represent our estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holder’s continued employment through the vesting period. This table does not take into account any actual appreciation in the price of the common stock from the date of grant to the present.

	Individual Grants
	Number of Securities Underlying Options Granted	Percentage of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name					5%	10%
Stephen R. Wong	—	—	—	—	—	—
Raj P. Sabhlok	50,000	5.3%	$10.63	October 16, 2012	$131,439	$333,092
Walter F. Scott III	50,000	5.3%	$10.63	October 16, 2012	$131,439	$333,092

Aggregated Option Exercises in Fiscal Year 2002 and Fiscal Year End Option Values

The following table sets forth information regarding exercised stock options during the year ended December 31, 2002, and unexercised options held as of December 31, 2002, by each of the Named Executive Officers. All options were granted under our 1993 Stock Option Plan.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End(2)
Name	Shares Acquired on Exercise	Value Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Stephen R. Wong	—	—	950,000	150,000	$5,434,000	$858,000
Raj P. Sabhlok	175,000	$1,878,250	154,375	283,125	$401,325	$818,250
Walter F. Scott III	205,000	$2,291,300	124,375	283,125	$267,225	$818,250

(1)	Upon exercise of an option, an option holder did not necessarily receive the amount reported under the column “Value Realized.” The amounts reported above under the column “Value Realized” merely reflect the amount by which the fair market value of our common stock on the date the option was exercised exceeded the exercise price of the option. The option holder does not realize any cash until the shares issued upon exercise of the options are sold.

(2)	These values have been calculated on the basis of the fair market value of our common stock on December 31, 2002, $5.97, less the applicable exercise price per share, multiplied by the number of shares underlying such options.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2002 with respect to the plans under which the Company’s common stock is authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	4,419,000	$8.23	1,345,989
Equity compensation plans not approved by security holders	—	—	—

Total	4,419,000		1,345,989

The material terms of all of the Company’s equity compensation plans are described, in accordance with the requirements of the Statement of Accounting Standards No. 123, in a footnote to the Company’s financial statements which appears in Note 10 to the financial statements included in the Company’s Annual Report on From 10-K filed on March 25, 2003. This information is incorporated herein by reference.

COMPENSATION AND OTHER TRANSACTIONS WITH OFFICERS AND DIRECTORS

For information concerning compensation and severance agreements and other transactions between the Company and certain executive officers and directors, see “Director Compensation,” “Compensation Committee Interlocks and Insider Participation Interlocks,” “Executive Compensation,” and “Certain Transactions.”

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a filing.

The Audit Committee, currently comprised of Messrs. Chou, Polestra and Roberts, oversees the accounting and financial reporting processes of the Company and audits of its financial statements. The Audit Committee operates under a revised Audit Committee Charter that was adopted by the Board of Directors in April 2003 and that is included as Appendix A to this proxy statement. The Audit Committee’s responsibilities are more fully described in the Audit Committee Charter. All members of the Audit Committee currently meet the independence requirements set forth by the National Association of Securities Dealers.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002. This review included a discussion of the quality and the acceptability of the Company’s financial and disclosure reporting and controls, including the nature and extent of disclosures in the financial statements.

The Audit Committee also reviewed with the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Statement No. 1. The Audit Committee discussed with the independent auditors their independence from management and the Company, including the matters in their written disclosures required by the Independence Standards Board Statement No. 1.

In addition to matters discussed above, the Audit Committee discussed with the Company’s independent auditors the overall scope, plans and estimated costs of their audit. The Committee met with the independent auditors periodically, with and without management present, to discuss the results of the independent auditors’ examinations, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee also discussed the independent auditors’ reviews of the quarterly financial statements, drafts of the quarterly and annual reports, and drafts of the respective press releases disclosing the financial highlights of the Company. The Audit Committee conducted five meetings with management and the independent auditors in fiscal 2002.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

AUDIT COMMITTEE

Timothy C.K. Chou

Frank M. Polestra

Michael J. Roberts

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company’s executive compensation program has been administered by the Compensation Committee of the Board since May 31, 2000. Prior to May 31, 2000, compensation decisions and grants of stock options were made by the Board. The current members of the Compensation Committee are Frank M. Polestra, Michael J. Roberts and Timothy C.K. Chou, each of whom is a non-employee director within the meaning of Section 16 of the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code.

General Compensation Philosophy

The role of the Compensation Committee is to review and administer all compensation arrangements for executive officers and to be responsible for administering the Company’s benefit plans. The Company’s compensation policy for officers is to provide market-based compensation to executives and senior managers, with an emphasis on performance-based cash and equity incentives tied to specific strategic business achievements.

Executive Compensation

Base Salary.    Salaries for executive officers for 2002 were generally determined on an individual basis by the Board and were set at levels competitive with comparable software businesses and, in the cases of Messrs. Sabhlok and Scott, consistent with the employment offer letters between the Company and each of Messrs. Sabhlok and Scott. For 2003, the Compensation Committee will review the base salaries of the executive officers by evaluating each executive’s scope of responsibility and performance, as well as the salaries for similar positions at comparable companies.

Cash Bonus.    Executive officers are eligible to receive annual cash performance bonuses that vary based on the specific individual and position. Bonuses are awarded based on individual achievement of goals and based on the Company achieving specific milestones. No bonuses were awarded in 2002.

Stock Options.    Executive officers are eligible to receive annual performance-based equity compensation in the form of stock options. The Compensation Committee believes that equity-based compensation in the form of stock options links the interests of executives with the long-term interests of the Company’s stockholders and encourages executives to remain employed by the Company. Since 1993, the Company has issued stock options to executives pursuant to the 1993 Stock Option Plan.

In 2002, the Committee made stock option grants to the Company’s executive officers other than Mr. Wong, who requested not to receive any stock option grants. These grants were based on a number of factors, including the officer’s level of responsibility, the amount and term of options already held by the officer, the officer’s contributions to the achievement of the Company’s financial and strategic objectives, and industry practices and norms.

Chief Executive Officer Compensation

Stephen R. Wong’s base salary for 2002 was $60,000. Mr. Wong’s compensation was considerably less than may have been paid to an executive with similar responsibilities in our industry. Due to his substantial ownership interest in the Company, Mr. Wong requested not to receive additional compensation in 2002.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Code limits the tax deduction to $1.0 million for compensation paid to certain executives of public companies. However, performance-based compensation that has been approved by stockholders is excluded from the $1.0 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the Board committee that establishes such goals consists only of “outside directors.” Additionally, stock options will qualify for the performance-based exception where, among other requirements, the exercise price of the option is not less than the fair market value of the stock on the date of grant, and the plan includes a per-executive limitation on the number of shares for which options may be granted during a specified period. All members of the Compensation Committee qualify as outside directors. The 1993 Stock Option Plan has been approved by the Company’s stockholders in order that grants made thereunder may qualify as “performance based” compensation under Section 162(m) and therefore exempt from the limitations on deductibility. The 2003 Equity Incentive Plan is being submitted for stockholder approval at the Annual Meeting so that awards granted thereunder will also qualify as “performance based” compensation under Section 162(m). Historically, the combined salary and bonus of each executive officer has been below the $1.0 million limit. The Compensation Committee’s present intention is to grant future compensation that does not exceed the limitations of Section 162(m), although the Compensation Committee reserves the right to award compensation that does not comply with these limits on a case-by-case basis.

COMPENSATION COMMITTEE

Timothy C.K. Chou

Frank M. Polestra

Michael J. Roberts

COMPANY STOCK PRICE PERFORMANCE

The following graph shows the total stockholder return of an investment of $100.00 in cash on April 20, 2000, the date the Company’s common stock began to trade on the Nasdaq National Market, through December 31, 2002, the last date of trading of fiscal 2002 for (i) the Company’s common stock, (ii) the Stock Market (U.S.) Index, (iii) the JP Morgan H&Q Computer Software Index (which was terminated in 2002) and (iv) the RDG Software Composite. All values assume reinvestment of the full amount of all dividends.

	Cumulative Total Return
	12/31/00	12/31/01	12/31/02
EMBARCADERO TECHNOLOGIES, INC	$281.25	$151.25	$37.31
NASDAQ STOCK MARKET (U.S.)	$67.61	$53.61	$42.52
JP MORGAN H&Q COMPUTER SOFTWARE	$70.89	$46.38	—
RDG SOFTWARE COMPOSITE	$54.69	$46.13	$32.10

The foregoing graph is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2002, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is are to be a party in which the amount involved exceeds $60,000 and in which any current director, executive officer or holder of more that 5% of the Company’s common stock had or will have a direct or indirect interest other than the transactions described below.

Employment Agreements and Other Compensation Arrangements

In January 2000, we entered into a letter agreement with Raj P. Sabhlok, our Chief Financial Officer and Senior Vice President of Corporate Development. Pursuant to the agreement, Mr. Sabhlok is entitled to six months severance pay and benefits if we terminate his employment without cause. Mr. Sabhlok’s options granted pursuant to the agreement become fully vested in the event of a change of control, as defined in the letter agreement.

In January 2000, we also entered into a letter agreement with Walter F. Scott III, our Vice President of Sales. Pursuant to the agreement, Mr. Scott is entitled to six months severance pay and benefits if we terminate his employment without cause. Mr. Scott’s options granted pursuant to the agreement become fully vested in the event of a change of control, as defined in the letter agreement.

Option Grants

We have granted options to our directors and executive officers, and we intend to grant additional options to our directors and executive officers in the future.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. Such agreements may require us, among other things, to indemnify our officers and directors, other than for liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10% of the Company’s common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market. Such persons are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements were met during the Company’s most recent fiscal year, except that (i) each of Timothy C.K. Chou, a director, Michael J. Roberts, a director, Raj P. Sabhlok, Chief Financial Officer and Senior Vice President of Corporate Development, and Walter F. Scott III, Vice President of Sales, failed to timely file one Form 4 covering one transaction and (ii) Frank M. Polestra, a director, failed to timely file one Form 4 covering an aggregate of two transactions.

PROPOSAL NO. 2

Approval of Adoption of the 2003 Equity Incentive Plan

At the Annual Meeting, the stockholders of the Company will be asked to approve the adoption of the 2003 Equity Incentive Plan (the “2003 Plan”). The 2003 Plan was adopted by the Board on April 17, 2003 and it will become effective only after approval of the stockholders at the annual meeting. The number of shares reserved for issuance under the 2003 Plan is 2,000,000 shares, cumulatively increased on the first January 1 after the effective date of the plan and each January 1 thereafter for ten years, by a number of shares equal to the least of (i) 4% of the number of shares issued and outstanding on the immediately preceding December 31, (ii) 1,500,000 shares, and (iii) a number of shares set by the Board.

The Company’s 1993 Stock Option Plan will terminate on November 1, 2003, and no options may be granted under the 1993 Stock Option Plan after that date. The Board believes that it is in the best interests of the Company and its stockholders to approve the adoption of the 2003 Plan because it believes that the grant of stock options and other equity-based awards under the 2003 Plan will contribute to aligning the interests of our employees, officers and directors with those of the stockholders, which is a primary means of maximizing long-term stockholder value.

Summary of the 2003 Equity Incentive Plan

A copy of the 2003 Plan is attached to this proxy statement as Appendix B. The following description of the 2003 Plan is a summary and so is qualified by reference to the complete text of the 2003 Plan.

General

The purpose of the 2003 Plan is to enhance the long-term stockholder value of the Company by offering opportunities to eligible individuals to participate in the growth in value of the equity of the Company. Stock options, stock appreciation rights, stock awards and cash awards may be granted under the 2003 Plan (each, an “Award”). Options granted under the 2003 Plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-statutory stock options.

Administration.    The 2003 Plan will be administered by the Compensation Committee of the Board. The Compensation Committee will delegate to the Chief Executive Officer the authority to grant Awards to non-executive level employees in accordance with guidelines established by the Board, and it may delegate certain responsibilities to an employee of the Company (as applicable, the “Administrator”).

Eligibility.    Non-statutory stock options, stock appreciation rights, stock awards and cash awards may be granted under the 2003 Plan to employees, directors and consultants of the Company, its affiliates and subsidiaries. Incentive stock options may be granted only to employees of the Company or its subsidiaries. The Administrator, in its discretion, approves options, stock awards and cash awards to be granted under the 2003 Plan. The Company intends the 2003 Plan to be a broad-based employee plan. As of March 31, 2003, the Company had approximately 300 employees and three non-employee directors who would be eligible to participate in the 2003 Plan.

Termination of Awards.    Generally, if an awardee’s services to the Company as an employee, consultant or director terminates other than for death, disability, retirement or for “cause,” vested Awards will remain exercisable for a period of 90 days following the awardee’s termination. Unless otherwise provided for by the Administrator in the Award agreement, if an awardee dies or becomes totally and permanently disabled while an employee or consultant, the awardee’s vested Awards shall be exercisable for one year following the awardee’s death or disability, or if earlier, the expiration of the term of such Award.

Nontransferability of Awards.    Unless otherwise determined by the Administrator, Awards granted under the 2003 Plan are not transferable other than by will, domestic relations order, or the laws of descent and distribution and may be exercised during the awardee’s lifetime only by the awardee.

Stock Options

Exercise Price.    The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of our common stock on the date of grant of such option. The exercise price of an incentive stock option granted to a ten percent stockholder may not be less than 110% of the fair market value of our common stock on the date of such option. Certain replacement options with lower exercise prices may be granted to employees of entities acquired by the Company to replace that employee’s existing options. The fair market value of our common stock is generally the closing sales price as quoted on the Nasdaq National Market.

Exercise of Option; Form of Consideration.    The Administrator determines when options become exercisable. The means of payment for shares issued on exercise of an option are specified in each Award agreement. The 2003 Plan permits payment to be made by cash, check, wire transfer, other shares of our common stock (with some restrictions), broker assisted same day sale, or, for optionees other than directors and executive officers, full recourse promissory note.

Term of Option.    The term of an option may be no more than ten years from the date of grant. The term of an incentive stock option granted to a ten percent holder may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

Stock Appreciation Rights

The Administrator may grant stock appreciation rights, which entitle the recipient to receive an amount equal to the excess of the fair market value of a fixed number of shares covered by the exercised portion of the stock appreciation award on the date of exercise over the fair market value on the date of the grant. The amount due to the recipient may be paid in cash or our common stock. The grant or vesting of a stock appreciation right may be made contingent on achievement of performance conditions, including net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, customer satisfaction indicators and guaranteed efficiency measures, each with respect to the Company and/or an individual business unit.

Stock Awards

The Administrator may grant stock awards in its discretion. The purchase price of the stock may not be less than 85% of the fair market value of our common stock on the date of grant of the stock award. The grant or vesting of a stock award may be made contingent on achievement of performance conditions, including net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, customer satisfaction indicators and guaranteed efficiency measures, each with respect to the Company and/or an individual business unit.

Cash Awards

The Administrator may grant cash awards, which entitle the recipient to a cash payment on satisfaction of goals described in the award. The Administrator determines the terms, conditions and restrictions related to cash awards.

Right of Repurchase

If a stock option or stock award is subject to reverse vesting, the Company will have the right, during the seven months after the termination of an awardee, to repurchase any or all of the award shares that were unvested as of the date of that termination.

Adjustments on Changes in Capitalization, Merger or Change of Control

In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, spin-off or similar change to the capital structure of the Company, appropriate adjustments will be made to (i) the number and type of awards that may be granted under the 2003 Plan, (ii) the number and type of options that may be granted to any individual under the 2003 Plan, (iii) the terms of any stock appreciation award, (iv) the purchase price of any stock award, (v) the option price and number and class of securities issuable under each outstanding option, and (vi) the repurchase price of any securities substituted for option shares that are subject to repurchase rights. Any such adjustments will be made by the Board in its absolute discretion, and the decision of the Board will be final, binding and conclusive.

In the event of a merger in which the Company is not the surviving corporation (a “Change in Control”), the Board may do one or more of the following: (a) arrange for substitution of the awards under the 2003 Plan, (b) accelerate the vesting of awards, in whole or in part, and have unexercised awards terminate immediately prior to the closing of the merger, (c) cancel awards under the 2003 Plan in exchange for cash payments, and (d) arrange for any repurchase rights of the Company to apply to the securities issued in substitution for our common stock or terminate repurchase rights. In addition, the Board may also specify that other transactions or events constitute a Change of Control and take any one or more of the actions described for a merger transaction. Examples of Change of Control include a merger in which the stockholders of the Company, immediately before the merger, own securities representing 50% or less of the total combined voting power or value of the Company immediately after the merger, any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires securities holding 50% or more of the total combined voting power or value of the Company, or as a result of or in connection with a contested election of Directors, the persons who were Directors of the Company immediately before the election cease to constitute a majority of the Board of Directors. In each of such cases the Board of Directors need not adopt the same rules for each award under the 2003 Plan or for each holder of such awards.

In the event of a proposed dissolution or liquidation of the Company, the Board of Directors may cause Awards to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed but contingent on its completion.

Amendment and Termination of the 2003 Plan

The Board may amend, alter, suspend or terminate the 2003 Plan, or any part thereof, at any time and for any reason. However, the Company must obtain stockholder approval for any amendment to the 2003 Plan to the extent necessary and desirable to comply with applicable laws. Generally, no such action by the Board or stockholders may alter or impair any Award previously granted under the 2003 Plan without the written consent of the awardee. The 2003 Plan will terminate on April 17, 2013, unless terminated earlier by the Board.

Federal Income Tax Consequences of Options and Stock Awards Under the 2003 Plan

THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS, STOCK APPRECIATION RIGHTS OR AWARDS OF RESTRICTED STOCK UNDER THE 2003 PLAN. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OF GRANT OF RESTRICTED STOCK.

Options.    The grant of an incentive stock option has no federal income tax effect on the optionee. Upon exercise the optionee does not recognize income for “regular” tax purposes. However, the excess of the fair market value of the stock subject to an option over the exercise price of such option (the “option spread”) is includible in the optionee’s “alternative minimum taxable income” for purposes of the alternative minimum tax. If the optionee does not dispose of the stock acquired upon exercise of an incentive stock option until more than two years after the option grant date and more than one year after exercise of the option, any gain upon sale of the shares will be a long-term capital gain. If shares are sold or otherwise disposed of before both of these periods have expired (a “disqualifying disposition”), the option spread at the time of exercise of the option (but not more than the amount of the gain on the sale or other disposition) is ordinary income in the year of such sale or other disposition. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is taxable as capital gain (which will be long-term capital gain if the shares have been held more than one year after the date of exercise of the option). The Company is not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition.

The grant of a non-statutory option has no federal income tax effect on the optionee. Upon the exercise of a non-statutory option, the optionee has taxable ordinary income (and the Company is entitled to a corresponding deduction) equal to the option spread on the date of exercise. Upon the disposition of stock acquired upon exercise of a non-statutory option, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long such stock was held. The Company may allow non-statutory options to be transferred subject to conditions and restrictions imposed by the Administrator; special tax rules may apply on such a transfer.

In the case of both incentive stock options and non-statutory options, special federal income tax rules apply if our common stock is used to pay all or part of the option price.

Stock Appreciation Rights.    Upon the grant of a stock appreciation right, the recipient will not recognize ordinary income. However, upon the exercise of a stock appreciation right, the recipient will, in general, recognize ordinary income in an amount equal to the amount of cash (or the value of the shares) distributed to the recipient. The Company would have a deduction equal to the income to the recipient.

Stock Awards.    Upon receipt of a stock award, a recipient generally has taxable income in the amount of the excess of the then fair market value of the common stock over any consideration paid for the common stock (the “spread”). However, if the common stock is subject to a “substantial risk of forfeiture” (such as a requirement that the recipient continue in the employ of the Company) and the recipient does not make an election under section 83(b) of the Internal Revenue Code, the recipient will have taxable income upon the lapse of the risk of forfeiture, rather than at receipt, in an amount equal to the spread on the date of lapse. The taxable income constitutes supplemental wages subject to income and employment tax withholding, and the Company receives a corresponding income tax deduction. If the recipient makes an election under section 83(b) of the Internal Revenue Code, the stock received by the recipient is valued as of the date of receipt (without taking the restrictions into account) and the recipient has taxable income equal to any excess of that value over the amount he or she paid for the stock. The Company would again have a deduction equal to the income to the recipient. If the recipient makes an election under section 83(b) of the Internal Revenue Code, the consequences upon sale or disposition (other than through forteiture) of the shares awarded or sold generally are the same as for common stock acquired under a non-statutory option as described above.

Limitation on Deduction of Certain Compensation.    A publicly-held corporation may not deduct compensation of over a certain amount that is paid in any year to one of its executive officers unless the compensation constitutes “qualified performance-based” compensation under the Internal Revenue Code. The Company generally attempts to ensure that any awards under the Plan meet these standards, but may not do so in every instance.

Plan Benefits

No awards will be granted under the 2003 Plan prior to its approval by our stockholders. Awards under the 2003 Plan will be granted at the discretion of the Administrator, and, accordingly, are not yet determinable. In addition, benefits under the 2003 Plan will depend on a number of factors, including the fair market value of our common stock on future dates, our actual performance against performance goals established with respect to performance awards and decisions made by the participants. Consequently it is not possible to determine the benefits that might be received by participants under the 2003 Plan.

In order to provide information with respect to stock option grants in the last fiscal year, the following table shows the number of shares of common stock issuable upon exercise of options granted to the Named Executive Officers and named groups under our 1993 Stock Option Plan during the fiscal year ended December 31, 2002.

Name and Position	Number of Shares(1)
Stephen R. Wong, Chairman, President and Chief Executive Officer	—
Raj P. Sabhlok, Chief Financial Officer and Senior Vice President of Corporate Development	50,000
Walter F. Scott III, Vice President of Sales	50,000
Executive Group	100,000
Non-Executive Director Group	35,000
Non-Executive Officer Employee Group	836,000

(1)	All options granted at fair market value as of the date of grant.

Required Vote

Approval of the adoption of the 2003 Plan requires the affirmative vote of a majority of the shares of the Company’s common stock voting in person or by proxy on such proposal at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE APPROVAL OF THE ADOPTION OF THE 2003 PLAN.

PROPOSAL NO. 3

Approval of Amendments to the 2000 Nonemployee Directors Stock Option Plan

The Company adopted the 2000 Nonemployee Directors Stock Option Plan (the “Directors Plan”) in February 2000. On April 17, 2003, the Board adopted, subject to stockholder approval, amendments to the Directors Plan to (i) increase the frequency of automatic stock option grants to nonemployee directors from an annual grant of 5,000 shares on the first meeting of the Board immediately following the annual meeting to quarterly grants of 5,000 shares on the first regular meeting of the Board on or after the first day of each calendar quarter to each nonemployee director then in office for longer than three months and (ii) increase the aggregate number of shares reserved for issuance thereunder. Currently, the total number of shares of our common stock reserved and available for issuance pursuant to options under the Directors Plan is 200,000 shares. The proposed amendment to the Directors Plan increases the number of shares of common stock reserved for issuance thereunder by 200,000 to 400,000.

The Company believes it important that directors have meaningful equity ownership in the Company and believes one way to provide the appropriate level of ownership is through a formula plan such as that set forth in the Directors Plan.

Summary of the 2000 Nonemployee Directors Stock Option Plan

A copy of the Directors Plan is attached to this proxy statement as Appendix C. The following description of the Directors Plan is a summary and so is qualified by reference to the complete text of the Directors Plan.

Only nonemployee directors of the Company are eligible to participate in the Directors Plan. The Directors Plan is designed to work automatically. However, to the extent administration is necessary, it is provided by the Board or the Board may delegate its authority to a committee of the Board.

Option grants to nonemployee directors are made on a formula basis and not on a discretionary basis. As amended, the Directors Plan provides that when a person who is not, and has not been in the preceding twelve months, an officer or an employee of the Company and who has not previously been a member of the Board is elected or appointed a member of the Board, the Company will grant that person on the effective date of such election or appointment a non-qualified stock option (an “NQO”) to purchase 25,000 shares of our common stock. The Directors Plan further provides that on the first meeting of the Board on or after the first day of each calendar quarter, the Company will grant to each nonemployee director then in office for longer than three months an option to purchase 5,000 shares.

All NQOs granted under the Directors Plan have an exercise price equal to the fair market value of such shares on the date of grant. NQOs granted under the Directors Plan vest over three years from the date of grant in equal quarterly installments and are fully exercisable on the third anniversary of the option grant. The Company currently has three nonemployee directors who are eligible to participate in the Directors Plan. If the Directors Plan is amended as proposed, the number of shares of common stock reserved under the Directors Plan will increase by 200,000 shares.

The consideration payable in connection with any option (including any related taxes) may be paid by cash or by delivery of shares of our common stock. Options granted under the Directors Plan have a term of ten years. Options generally terminate three months after a nonemployee director ceases to be, for any reason, a director of the Company, but if a nonemployee director ceases to be a director due to death, disability or retirement, the Option may be exercised for 12 months after the termination. Options are not transferable, except by gift to a family member or a partnership or trust for a family member or by will or the laws of descent and distribution. The Board may amend, alter or discontinue the Directors Plan or any option at any time, except that the consent of a participant is required if the participant’s existing rights under an outstanding option would be impaired. No amendment requires stockholder approval unless required by applicable law or the Board otherwise concludes stockholder approval is advisable. The Board has determined that it is advisable to seek stockholder approval of the proposed amendments.

Federal Income Tax Consequences of Options Under the Directors Plan.

For a summary of federal income tax consequences of NQOs granted under the Directors Plan, refer to the discussion of non-statutory options in “Federal Income Taxes of Options and Stock Award Under the 2003 Plan.”

Plan Benefits

Each nonemployee director of the Company currently in office will receive options to purchase 20,000 shares of our common stock pursuant to the Directors Plan during the 2003 fiscal year. As a group, the current nonemployee directors of the Company will receive options to purchase 60,000 shares of our common stock pursuant to the Directors Plan during the 2003 fiscal year.

Required Vote

Approval of the amendments to the Directors Plan requires the affirmative vote of a majority of the shares of the Company’s common stock voting in person or by proxy on such proposal at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE APPROVAL OF THE AMENDMENTS TO THE DIRECTORS PLAN.

PROPOSAL NO. 4

Ratification of Appointment of Independent Auditors

The Company has engaged PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2003. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

Appointment of the Company’s independent auditors is not required to be submitted to a vote of the stockholders of the Company for ratification. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. However, the Board is submitting this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain PricewaterhouseCoopers LLP, and may retain that firm or another without re-submitting the matter to the Company’s stockholders. Even if the stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

Relationship with Independent Accountants

PricewaterhouseCoopers LLP has been the independent accounting firm that audits the financial statements of the Company since December 1999.

In addition to performing the audit of the Company’s consolidated financial statements, PricewaterhouseCoopers provided various other services during 2002. The aggregate fees billed for 2002 for each of the following categories of services are set forth below:

Audit fees	$248,000
Financial information systems design and implementation	$—
All other fees	$70,000

“All other fees” includes tax planning and the preparation of tax returns of the Company.

The Audit Committee reviews summaries of the services provided by PricewaterhouseCoopers and the related fees and has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers.

Required Vote

The affirmative vote of the holders of a majority of the shares of the Company’s common stock voting in person or by proxy on this proposal at the Annual Meeting is required to ratify the appointment of the independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP

AS INDEPENDENT AUDITORS

ADDITIONAL INFORMATION

The Company’s Annual Report for the fiscal year ended December 31, 2002 is being mailed with this Proxy Statement to stockholders of the Company.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

The Securities and Exchange Commission has approved a rule governing the delivery of annual disclosure documents. This rule allows the Company to send a single set of its Annual Report and this Proxy Statement to any household at which two or more stockholders of the Company reside, if it believes that the stockholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of “householding” proxy statements and annual reports. This rule benefits both the Company and its stockholders as it reduces the volume of duplicate information received at a stockholder’s house and helps reduce the Company’s expenses. Each stockholder, however, will continue to receive individual proxy cards or voting instruction forms.

Stockholders that have previously received a single set of disclosure documents may request their own copy this year or in future years by contacting their bank, broker or other nominee record holder. The Company will also deliver a separate copy of the Annual Report and the Proxy Statement to any stockholder upon written request to Embarcadero Technologies, Inc., 425 Market Street, Suite 425, San Francisco, California 94105, Attention: Investor Relations, or upon oral request by calling (415) 834-3131.

OTHER BUSINESS

The Board does not presently intend to bring any other business before the meeting, and, so far as is known to the Board, no matters are to be brought before the meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors

Stephen C. Ferruolo

Secretary

San Francisco, CA

May	1, 2003

AUDIT COMMITTEE CHARTER

Adopted by the Board of Directors of

Embarcadero Technologies, Inc.

Purpose

The purpose of the Audit Committee (the “Committee”) of the board of directors (the “Board”) of Embarcadero Technologies, Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The Committee is not responsible, however, for planning or conducting audits, or determining whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles.

Composition

The Committee shall be composed of three or more directors, as determined by the Board, each of whom shall be “independent”, as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Rules and Regulations (the “Regulations”) of the Securities and Exchange Commission (the “Commission”) under the Exchange Act, and shall meet the independence and financial literacy requirements of Nasdaq. At least one member of the Committee shall be an “audit committee financial expert”, as that term is defined in the Regulations, and shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Responsibilities

The Committee is charged by the Board with the responsibility to:

1.    Appoint and provide for the compensation of a“registered public accounting firm” (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Company’s independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders.

2.    Ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor’s independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor, oversee the independence of the independent auditor and, if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

3.    Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

4.    Instruct the independent auditor and the internal auditor, if any, to advise the Committee if there are any subjects that require special attention.

5.    Instruct the independent auditor to report to the Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the auditors, and other material written communication between the auditors and management.

6.    Meet with management and the independent auditor to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal financial controls; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the Commission; and the appropriateness of the presentation of any non-GAAP financial measures (as defined in the Regulations) included in any report filed with the Commission or in any public disclosure or release.

7.    Review the management letter delivered by the independent auditor in connection with the audit.

8.    Following such review and discussions, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company’s annual report.

9.    Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to the chairman of the Committee or a member of the Committee who is a financial expert.

10.    Meet at least once each year in separate executive sessions with management, the internal auditor, if any, and the independent auditor to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

11.    Review significant changes to the Company’s accounting principles and practices proposed by the independent auditor, the internal auditor, if any, or management.

12.    Review the scope and results of internal audits, if any.

13.    Evaluate the performance of the internal auditor, if any, and, if so determined by the Committee, recommend replacement of the internal auditor.

14.    Conduct or authorize such inquiries into matters within the Committee’s scope of responsibility as the Committee deems appropriate.

15.    Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

16.    At least annually, review and reassess this Charter and, if appropriate, recommend changes to the Board.

17.    Prepare the Committee report required by the Regulations to be included in the Company’s annual proxy statement.

18.    Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

19.    Approve, in accordance with Sections 10A(h) and (i) of the Exchange Act and the Regulations, all professional services, to be provided to the Company by its independent auditor, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the Committee to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

20.    Review and approve all related party transactions.

Authority

By adopting this Charter, the Board delegates to the Committee full authority in its sole discretion to:

1.    Perform each of the responsibilities of the Committee described above.

2.    Appoint a chair of the Committee, unless a chair is designated by the Board.

3.    Engage independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities.

4.    Cause the officers of the corporation to provide such funding as the Committee shall determine to be appropriate for payment of compensation to the Company’s independent auditor and any legal counsel or other advisers engaged by the Committee, and payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

APPENDIX B

2003 Equity Incentive Plan

of

Embarcadero Technologies, Inc.

i

ii

1.    Purpose of this Plan

The purpose of this 2003 Equity Incentive Plan of Embarcadero Technologies, Inc. is to enhance the long-term stockholder value of Embarcadero Technologies, Inc. by offering opportunities to eligible individuals to participate in the growth in value of the equity of Embarcadero Technologies, Inc.

2.    Definitions and Rules of Interpretation

2.1    Definitions.    This Plan uses the following defined terms:

(a)    “Administrator” means the Board, the Committee, or any officer or employee of the Company to whom the Board or the Committee delegates authority to administer this Plan.

(b)    “Affiliate” means a “parent” or “subsidiary” (as each is defined in Section 424 of the Code) of the Company and any other entity that the Board or Committee designates as an “Affiliate” for purposes of this Plan.

(c)    “Applicable Law” means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are listed or quoted, applicable to the taking or refraining from taking of any action under this Plan, including the administration of this Plan and the issuance or transfer of Awards or Award Shares.

(d)    “Award” means a Stock Award, SAR, Cash Award, or Option granted in accordance with the terms of the Plan.

(e)    “Award Agreement” means the document evidencing the grant of an Award.

(f)    “Award Shares” means Shares covered by an outstanding Award or purchased under an Award.

(g)    “Awardee” means: (i) a person to whom an Award has been granted, including a holder of a Substitute Award, (ii) a person to whom an Award has been transferred in accordance with all applicable requirements of Sections 6.5, 7(h), and 16, and (iii) a person who holds Option Shares subject to any right of repurchase under Section 15.2.

(h)    “Board” means the board of directors of the Company.

(i)    “Cash Award” means the right to receive cash as described in Section 8.3.

(j)    “Change of Control” means any transaction or event that the Board specifies as a Change of Control under Section 10.4.

(k)    “Code” means the Internal Revenue Code of 1986.

(l)    “Committee” means a committee composed of Company Directors appointed in accordance with the Company’s charter documents and Section 4.

(m)    “Company” means Embarcadero Technologies, Inc., a Delaware corporation.

(n)    “Company Director” means a member of the Board.

(o)    “Consultant” means an individual who, or an employee of any entity that, provides bona fide services to the Company or an Affiliate not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an Employee.

(p)    “Director” means a member of the board of directors of the Company or an Affiliate.

(q)    “Divestiture” means any transaction or event that the Board specifies as a Divestiture under Section 10.5.

(r)    “Domestic Relations Order” means a “domestic relations order” as defined in, and otherwise meeting the requirements of, Section 414(p) of the Code, except that reference to a “plan” in that definition shall be to this Plan.

(s)    “Employee” means a regular employee of the Company or an Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company’s or an Affiliate’s classification of an individual as an “Employee” (or as not an “Employee”) for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. An Awardee shall not cease to be an Employee due to transfers between locations of the Company, or between the Company and an Affiliate, or to any successor to the Company or an Affiliate that assumes the Awardee’s Options under Section 10. Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

(t)    “Exchange Act” means the Securities Exchange Act of 1934.

(u)    “Executive” means, if the Company has any class of any equity security registered under Section 12 of the Exchange Act, an individual who is subject to Section 16 of the Exchange Act or who is a “covered employee” under Section 162(m) of the Code, in either case because of the individual’s relationship with the Company or an Affiliate. If the Company does not have any class of any equity security registered under Section 12 of the Exchange Act, “Executive” means any (i) Director, (ii) officer elected or appointed by the Board, or (iii) beneficial owner of more than 10% of any class of the Company’s equity securities.

(v)    “Expiration Date” means, with respect to an Award, the date stated in the Award Agreement as the expiration date of the Award or, if no such date is stated in the Award Agreement, then the last day of the maximum exercise period for the Award, disregarding the effect of an Awardee’s Termination or any other event that would shorten that period.

(w)    “Fair Market Value” means the value of Shares as determined under Section 17.2.

(x)    “Fundamental Transaction” means any transaction or event described in Section 10.3.

(y)    “Grant Date” means the date the Administrator approves the grant of an Award. However, if the Administrator specifies that an Award’s Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.

(z)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option under Section 422 of the Code and designated as an Incentive Stock Option in the Award Agreement for that Option.

(aa)    “Nonstatutory Option” means any Option other than an Incentive Stock Option.

(bb)    “Objectively Determinable Performance Condition” shall mean a performance condition (i) that is established (A) at the time an Award is granted or (B) no later than the earlier of (1) 90 days after the beginning of the period of service to which it relates, or (2) before the elapse of 25% of the period of service to which it relates, (ii) that is uncertain of achievement at the time it is established, and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. Examples of measures that may be used in Objectively Determinable Performance Conditions include net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, objective customer satisfaction indicators and efficiency measures, each with respect to the Company and/or an individual business unit.

(cc)    “Officer” means an officer of the Company as defined in Rule 16a-1 adopted under the Exchange Act.

(dd)    “Option” means a right to purchase Shares of the Company granted under this Plan.

(ee)    “Option Price” means the price payable under an Option for Shares, not including any amount payable in respect of withholding or other taxes.

(ff)    “Option Shares” means Shares covered by an outstanding Option or purchased under an Option.

(gg)    “Plan” means this 2003 Equity Incentive Plan of Embarcadero Technologies, Inc.

(hh)    “Purchase Price” means the price payable under a Stock Award for Shares, not including any amount payable in respect of withholding or other taxes.

(ii)    “Reverse Vesting” means that an Option is or was fully exercisable but that, subject to a “reverse” vesting schedule, the Company has a right to repurchase the Option Shares as specified in Section 15.2(a), with the Company’s right of repurchase expiring in accordance with a “forward” vesting schedule that would otherwise have applied to the Option under which the Option Shares were purchased or in accordance with some other vesting schedule described in the Award Agreement. With respect to a Stock Award, Reverse Vesting means that the Company has a right to repurchase the Award Shares purchased pursuant to the Stock Award, as specified in Section 15.2(a), with the Company’s right of repurchase expiring in accordance with the vesting schedule in the Award Agreement.

(jj)    “Rule 16b-3” means Rule 16b-3 adopted under Section 16(b) of the Exchange Act.

(kk)    “SAR” or “Stock Appreciation Right” means a right to receive cash based on a change in the Fair Market Value of a specific number of Shares pursuant to an Award Agreement, as described in Section 8.1.

(ll)    “Securities Act” means the Securities Act of 1933.

(mm)    “Share” means a share of the Common Stock, par value $.001 per share, of the Company or other securities substituted for the Common Stock under Section 10.

(nn)    “Stock Award” means an offer by the Company to sell shares subject to certain restrictions pursuant to the Award Agreement as described in Section 8.2

(oo)    “Substitute Award” means a Substitute Option, Substitute SAR or Substitute Stock Award granted in accordance with the terms of the Plan.

(pp)    “Substitute Option” means an Option granted in substitution for, or upon the conversion of, an option granted by another entity to purchase equity securities in the granting entity.

(qq)    “Substitute SAR” means a SAR granted in substitution for, or upon the conversion of, a stock appreciation right granted by another entity with respect to equity securities in the granting entity.

(rr)    “Substitute Stock Award” means a Stock Award granted in substitution for, or upon the conversion of, a stock award granted by another entity to purchase equity securities in the granting entity.

(ss)    “Termination” means that the Awardee has ceased to be, with or without any cause or reason, an Employee, Director or Consultant. However, unless so determined by the Administrator, “Termination” shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an Affiliate to cease being an Affiliate shall be treated as the “Termination” of that Affiliate’s Employees, Directors, and Consultants.

2.2    Rules of Interpretation.    Any reference to a “Section,” without more, is to a Section of this Plan. Captions and titles are used for convenience in this Plan and shall not, by themselves, determine the meaning of this Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the effective date of this Plan and including any successor provisions.

3.    Shares Subject to this Plan; Term of this Plan

3.1    Number of Award Shares.    Subject to adjustment under Section 10, the maximum number of Shares that may be issued under this Plan is 2,000,000, cumulatively increased on the first January 1 after the effective date of this Plan and each January 1 thereafter for ten years, by a number of Shares equal to the least of (a) 4% of the number of Shares issued and outstanding on the immediately preceding December 31, (b) 1,000,000 Shares, and (c) a number of Shares set by the Board. When an Award is granted, the maximum number of Shares that may be issued under this Plan shall be reduced by the number of Shares covered by that Award. However, if an Award later terminates or expires without having been exercised in full, the maximum number of shares that may be issued under this Plan shall be increased by the number of Shares that were covered by, but not purchased under, that Award. By contrast, the repurchase of Shares by the Company shall not increase the maximum number of Shares that may be issued under this Plan.

3.2    Source of Shares.    Award Shares may be: (a) Shares that have never been issued, (b) Shares that have been issued but are no longer outstanding, or (c) Shares that are outstanding and are acquired to discharge the Company’s obligation to deliver Award Shares.

3.3    Term of this Plan

(a)    This Plan shall be effective on, and Awards may be granted under this Plan after, the date it has been both adopted by the Board and approved by the Company’s stockholders.

(b)    Subject to Section 13, Awards may be granted under this Plan for a period of ten years from the earlier of the date on which the Board approves this Plan and the date the Company’s stockholders approve this Plan. Accordingly, Awards may not be granted under the Plan after the earlier of those dates.

4.    Administration

4.1    General

(a)    The Board shall have ultimate responsibility for administering this Plan. The Board may delegate certain of its responsibilities to a Committee, which shall consist of at least two members of the Board. The Board or the Committee may further delegate its responsibilities to any Employee of the Company or any Affiliate. Where this Plan specifies that an action is to be taken or a determination made by the Board, only the Board may take that action or make that determination. Where this Plan specifies that an action is to be taken or a determination made by the Committee, only the Committee may take that action or make that determination. Where this Plan references the “Administrator,” the action may be taken or determination made by the Board, the Committee, or other Administrator. However, only the Board or the Committee may approve grants of Awards to Executives, and an Administrator other than the Board or the Committee may grant Awards only within guidelines established by the Board or Committee. Moreover, all actions and determinations by any Administrator are subject to the provisions of this Plan.

(b)    So long as the Company has registered and outstanding a class of equity securities under Section 12 of the Exchange Act, the Committee shall consist of Company Directors who are “Non-Employee Directors” as defined in Rule 16b-3 and who are “outside directors” as defined in Section 162(m) of the Code.

4.2    Authority of Administrator.    Subject to the other provisions of this Plan, the Administrator shall have the authority to:

(a)    grant Awards, including Substitute Awards;

(b)    determine the Fair Market Value of Shares;

(c)    determine the Option Price and the Purchase Price of Awards;

(d)    select the Awardees;

(e)    determine the times Awards are granted;

(f)    determine the number of Shares subject to each Award;

(g)    determine the types of payment that may be used to purchase Award Shares;

(h)    determine the types of payment that may be used to satisfy withholding tax obligations;

(i)    determine the other terms of each Award, including but not limited to the time or times at which Awards may be exercised, whether and under what conditions an Award is assignable, and whether an Option is a Nonstatutory Option or an Incentive Stock Option;

(j)    modify or amend any Award;

(k)    authorize any person to sign any Award Agreement or other document related to this Plan on behalf of the Company;

(l)    determine the form of any Award Agreement or other document related to this Plan, and whether that document, including signatures, may be in electronic form;

(m)    interpret this Plan and any Award Agreement or document related to this Plan;

(n)    correct any defect, remedy any omission, or reconcile any inconsistency in this Plan, any Award Agreement or any other document related to this Plan;

(o)    adopt, amend, and revoke rules and regulations under this Plan, including rules and regulations relating to sub-plans and Plan addenda;

(p)    adopt, amend, and revoke special rules and procedures which may be inconsistent with the terms of this Plan, set forth (if the Administrator so chooses) in sub-plans regarding (for example) the operation and administration of this Plan and the terms of Awards, if and to the extent necessary or useful to accommodate non-U.S. Applicable Laws and practices as they apply to Awards and Award Shares held by, or granted or issued to, persons working or resident outside of the United States or employed by Affiliates incorporated outside the United States;

(q)    determine whether a transaction or event should be treated as a Change of Control, a Divestiture or neither;

(r)    determine the effect of a Fundamental Transaction and, if the Board determines that a transaction or event should be treated as a Change of Control or a Divestiture, then the effect of that Change of Control or Divestiture;

(s)    reprice, replace, or regrant through cancellation or modification, any Award, with the consent of the affected Awardee; and

(t)    make all other determinations the Administrator deems necessary or advisable for the administration of this Plan.

4.3    Scope of Discretion.    Subject to the last sentence of this Section 4.3, on all matters for which this Plan confers the authority, right or power on the Board, the Committee, or other Administrator to make decisions, that body may make those decisions in its sole and absolute discretion. Those decisions will be final, binding and conclusive. Moreover, but again subject to the last sentence of this Section 4.3, in making those decisions the Board, Committee or other Administrator need not treat all persons eligible to receive Awards, all Awardees, all Awards or all Award Shares the same way. However, except as provided in Section 13.3, the discretion of the Board, Committee or other Administrator is subject to the specific provisions and specific limitations of this Plan, as well as all rights conferred on specific Awardees by Award Agreements and other agreements.

5.    Persons Eligible to Receive Awards

5.1    Eligible Individuals.    Awards (including Substitute Awards) may be granted to, and only to, Employees, Directors and Consultants, including to prospective Employees, Directors and Consultants conditioned on the beginning of their service for the Company or an Affiliate. However, Incentive Stock Options may only be granted to Employees, as provided in Section 7(g).

5.2    Section 162(m) Limitation.

(a)    Options and SARs.    So long as the Company is a “publicly held corporation” within the meaning of Section 162(m) of the Code: (i) no Employee or prospective Employee may be granted one or more SARs and Options within any fiscal year of the Company under this Plan to purchase more than 600,000 Shares under Options or to receive compensation calculated with reference to more than that number of Shares under SARs, subject to adjustment under Section 10, and (ii) Options and SARs may be granted to an Executive only by the Committee (and, notwithstanding Section 4.1(a), not by the Board). If an Option or SAR is cancelled without being exercised or if the Option Price of an Option is reduced, that cancelled or repriced Option or SAR shall continue to be counted against the limit on Awards that may be granted to any individual under this Section 5.2.

(b)    Cash Awards and Stock Awards.    Any Cash Award or Stock Award intended as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code must vest or become exercisable contingent on the achievement of one or more Objectively Determinable Performance Conditions, the Cash Award or Stock Award may be granted only by the Committee, and the material terms of the Award, including the maximum amount payable and the payment formula, must be approved by the stockholders of the Company before such Award is paid.

6.    Terms and Conditions of Options

The following rules apply to all Options:

6.1    Price.    No Option intended as “qualified incentive-based compensation” within the meaning of Section 162(m) of the Code may have an Option Price less than 100% of the Fair Market Value of the Shares on the Grant Date. In no event will the Option Price of any Option be less than the par value of the Shares issuable under the Option if that is required by Applicable Law. The Option Price of an Incentive Stock Option shall be subject to Section 7(f).

6.2    Term.    No Option shall be exercisable after its Expiration Date. No Option may have an Expiration Date that is more than ten years after its Grant Date. Additional provisions regarding the term of Incentive Stock Options are provided in Sections 7(a) and 7(e).

6.3    Vesting.    Options shall be exercisable: (a) on the Grant Date, or (b) in accordance with a schedule related to the Grant Date, the date the Optionee’s directorship, employment or consultancy begins, or a different date specified in the Option Agreement. If so provided in the Option Agreement, an Option may be exercisable subject to the application of Reverse Vesting to the Option Shares. Additional provisions regarding the vesting of Incentive Stock Options are provided in Section 7(c). No Option granted to an individual who is subject to the overtime pay provisions of the Fair Labor Standards Act may be exercised before the expiration of six months after the Grant Date.

6.4    Form of Payment.

(a)    The Administrator shall determine the acceptable form and method of payment for exercising an Option.

(b)    Acceptable forms of payment for all Option Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

(c)    In addition, the Administrator may permit payment to be made by any of the following methods:

(i)    other Shares, or the designation of other Shares, which (A) are “mature” shares for purposes of avoiding variable accounting treatment under generally accepted accounting principles (generally mature shares are those that have been owned by the Optionee for more than six months on the date of surrender), and (B) have a Fair Market Value on the date of surrender equal to the Option Price of the Shares as to which the Option is being exercised;

(ii)    provided that a public market exists for the Shares, consideration received by the Company under a procedure under which a broker-dealer that is a member of the National Association of Securities Dealers advances funds on behalf of an Optionee or sells Option Shares on behalf of an Optionee (a “Cashless Exercise Procedure”), provided that if the Company extends or arranges for the extension of credit to an Optionee under any Cashless Exercise Procedure, no Officer or Director may participate in that Cashless Exercise Procedure;

(iii)    with respect only to Optionees who are neither Officers nor Directors as of the date of exercise, one or more promissory notes meeting the requirements of Section 6.4(e);

(iv)    cancellation of any debt owed by the Company or any Affiliate to the Optionee by the Company including without limitation waiver of compensation due or accrued for services previously rendered to the Company; and

(v)    any combination of the methods of payment permitted by any paragraph of this Section 6.4.

(d)    The Administrator may also permit any other form or method of payment for Option Shares permitted by Applicable Law.

(e)    The promissory notes referred to in Section 6.4(c)(iii) must be full recourse. Unless the Committee specifies otherwise after taking into account any relevant accounting issues, the notes shall bear interest at a fair market value rate when the Option is exercised. Interest on the notes shall also be at least sufficient to avoid imputation of interest under Sections 483, 1274, and 7872 of the Code. The notes and their administration shall at all times comply with any applicable margin rules of the Federal Reserve. The portion of the Option Price equal to the par value of the Shares shall in all events be paid in cash. The notes may also include such other terms as the Administrator specifies. Payment may not be made by promissory note by Officers or Directors if Shares are registered under Section 12 of the Exchange Act.

6.5    Nonassignability of Options.    Except as determined by the Administrator and expressly set forth in any Option Agreement, no Option shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Domestic Relations Order and may be exercised by a guardian or conservator appointed to act for the Optionee. Incentive Stock Options may only be assigned in compliance with Section 7(h).

6.6    Substitute Options.    The Board may cause the Company to grant Substitute Options in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or of all or a portion of the assets of any entity. Any such substitution shall be effective when the acquisition closes. Substitute Options may be Nonstatutory Options or Incentive Stock Options. Unless and to the extent specified otherwise by the Board, Substitute Options shall have the same terms and conditions as the options they replace, except that (subject to Section 10) Substitute Options shall be Options to purchase Shares rather than equity securities of the granting entity and shall have an Option Price determined by the Board.

7.    Incentive Stock Options

The following rules apply only to Incentive Stock Options and only to the extent these rules are more restrictive than the rules that would otherwise apply under this Plan. With the consent of the Optionee, or where this Plan provides that an action may be taken notwithstanding any other provision of this Plan, the Administrator may deviate from the requirements of this Section, notwithstanding that any Incentive Stock Option modified by the Administrator will thereafter be treated as a Nonstatutory Option.

(a)    The Expiration Date of an Incentive Stock Option shall not be later than ten years from its Grant Date, with the result that no Incentive Stock Option may be exercised after the expiration of ten years from its Grant Date.

(b)    No Incentive Stock Option may be granted more than ten years from the date this Plan was approved by the Board.

(c)    Options intended to be incentive stock options under Section 422 of the Code that are granted to any single Optionee under all incentive stock option plans of the Company and its Affiliates, including incentive stock options granted under this Plan, may not vest at a rate of more than $100,000 in Fair Market Value of stock

(measured on the grant dates of the options) during any calendar year. For this purpose, an option vests with respect to a given share of stock the first time its holder may purchase that share, notwithstanding any right of the Company to repurchase that share. Unless the administrator of that option plan specifies otherwise in the related agreement governing the option, this vesting limitation shall be applied by, to the extent necessary to satisfy this $100,000 rule, treating certain stock options that were intended to be incentive stock options under Section 422 of the Code as Nonstatutory Options. The stock options or portions of stock options to be reclassified as Nonstatutory Options are those with the highest option prices, whether granted under this Plan or any other equity compensation plan of the Company or any Affiliate that permits that treatment. This Section 7(c) shall not cause an Incentive Stock Option to vest before its original vesting date or cause an Incentive Stock Option that has already vested to cease to be vested.

(d)    In order for an Incentive Stock Option to be exercised for any form of payment other than those described in Section 6.4(b), that right must be stated at the time of grant in the Option Agreement relating to that Incentive Stock Option.

(e)    Any Incentive Stock Option granted to a Ten Percent Stockholder, must have an Expiration Date that is not later than five years from its Grant Date, with the result that no such Option may be exercised after the expiration of five years from the Grant Date. A “Ten Percent Stockholder” is any person who, directly or by attribution under Section 424(d) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate on the Grant Date.

(f)    The Option Price of an Incentive Stock Option shall never be less than the Fair Market Value of the Shares at the Grant Date. The Option Price for the Shares covered by an Incentive Stock Option granted to a Ten Percent Stockholder shall never be less than 110% of the Fair Market Value of the Shares at the Grant Date.

(g)    Incentive Stock Options may be granted only to Employees. If an Optionee changes status from an Employee to a Consultant, that Optionee’s Incentive Stock Options become Nonstatutory Options if not exercised within the time period described in Section 7(i).

(h)    No rights under an Incentive Stock Option may be transferred by the Optionee, other than by will or the laws of descent and distribution. During the life of the Optionee, an Incentive Stock Option may be exercised only by the Optionee. The Company’s compliance with a Domestic Relations Order, or the exercise of an Incentive Stock Option by a guardian or conservator appointed to act for the Optionee, shall not violate this Section 7(h).

(i)    An Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, the three-month period beginning with the Optionee’s Termination for any reason other than the Optionee’s death or disability (as defined in Section 22(c) of the Code). In the case of Termination due to death, an Incentive Stock Option shall continue to be treated as an Incentive Stock Option if it remains exercisable after, and is not exercised within, the three-month period after the Optionee’s Termination provided it is exercised before the Expiration Date. In the case of Termination due to disability, an Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, one year after the Optionee’s Termination.

(j)    An Incentive Stock Option may only be modified by the Board.

8.    Stock Appreciation Rights, Stock Awards and Cash Awards

8.1    Stock Appreciation Rights.    The following rules apply to SARs:

(a)    Term.    No SAR shall be exercisable after its Expiration Date. No SAR may have an Expiration Date that is more than ten years after its Grant Date.

(b)    Vesting.    SARs shall be exercisable: (i) on the Grant Date, (ii) in accordance with a schedule related to the Grant Date, the date the Awardee’s directorship, employment or consultancy begins, or a different date specified in the Award Agreement, or (iii) or upon the achievement of Objectively Determinable Performance Conditions.

(c)    Exercise of SARs.    Upon the exercise of an SAR, in whole or in part, an Awardee shall be entitled to a payment in an amount equal to the excess of the Fair Market Value of a fixed number of Shares covered by the exercised portion of the SAR on the date of exercise, over the Fair Market Value of the Shares covered by the exercised portion of the SAR on the Grant Date. The amount due to the Awardee the exercise of a SAR will be paid in cash or Shares over the period or periods specified in the Award Agreement. An Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a SAR, on an aggregate basis or as to any Awardee. A SAR shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Award Agreement from the person entitled to exercise the SAR.

(d)    Nonassignability of SARs.    Except as determined by the Administrator and expressly set forth in any Award Agreement, no SAR shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. However, SARs may be transferred and exercised in accordance with a Domestic Relations Order.

(e)    Substitute SARs.    The Board may cause the Company to grant Substitute SARs in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Any such substitution shall be effective when the acquisition closes. Unless and to the extent specified otherwise by the Board, Substitute SARs shall have the same terms and conditions as the options they replace, except that (subject to Section 10) Substitute SARs shall be exercisable with respect to the Fair Market Value of Shares rather than equity securities of the granting entity and shall be on terms that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.

8.2    Stock Awards.    The following rules apply to all Stock Awards:

(a)    Price.    No Stock Award may have a Purchase Price less than 85% of the Fair Market Value of the Shares on the Grant Date or on the date on which the purchase is completed. In no event will the Purchase Price of any Stock Award be less than the par value of the Shares issuable under the Stock Award if that is required by Applicable Law.

(b)    Term.    No Stock Award shall be exercisable after its Expiration Date. No Stock Award may have an Expiration Date that is more than ten years after its Grant Date.

(c)    Vesting.    Stock Awards shall be exercisable: (i) on the Grant Date, or (ii) in accordance with a schedule related to the Grant Date, the date the Awardee’s directorship, employment or consultancy begins, or a different date specified in the Award Agreement.

(d)    Right of Repurchase.    If so provided in the Award Agreement, Award Shares acquired pursuant to a Stock Award may be subject to Reverse Vesting.

(e)    Form of Payment.    The Administrator shall determine the acceptable form and method of payment for exercising a Stock Award.

(i)    Acceptable forms of payment for all Award Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

(ii)    In addition, the Administrator may permit payment to be made by any of the methods permitted with respect to the exercise of Options pursuant to Section 6.4.

(f)    Nonassignability of Stock Awards.    Except as determined by the Administrator and expressly set forth in any Award Agreement, no Stock Award shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Domestic Relations Order.

(g)    Substitute Stock Award.    The Board may cause the Company to grant Substitute Stock Awards in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Unless and to the extent specified otherwise by the Board, Substitute Stock Awards shall have the same terms and conditions as the options they replace, except that

(subject to Section 10) Substitute Stock Awards shall be Stock Awards to purchase Shares rather than equity securities of the granting entity and shall have a Purchase Price that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.

(h)    Maximum Number of Stock Awards.    The maximum aggregate number of Shares that may be issued pursuant to Stock Awards under this Plan shall not exceed ten percent (10%) of the number of Shares that may be issued pursuant to this Plan under Section 3.1.

8.3    Cash Awards.    The following rules apply to all Cash Awards:

(a)    Term.    No Cash Award shall be payable after its Expiration Date. No Cash Award may have an Expiration Date that is more than ten years after its Grant Date.

(b)    Vesting.    Cash Awards shall be payable: (i) on the Grant Date, (ii) in accordance with a schedule related to the Grant Date, the date the Awardee’s directorship, employment or consultancy begins, or a different date specified in the Award Agreement, or (iii) or upon the achievement of Objectively Determinable Performance Conditions.

9.    Exercise of Awards

9.1    In General.    An Award shall be exercisable in accordance with this Plan and the Award Agreement under which it is granted.

9.2    Time of Exercise.    Options and Stock Awards shall be considered exercised when the Company receives: (a) written notice of exercise from the person entitled to exercise the Option or Stock Award, (b) full payment, or provision for payment, in a form and method approved by the Administrator, for the Shares for which the Option or Stock Award is being exercised, and (c) with respect to Nonstatutory Options, payment, or provision for payment, in a form approved by the Administrator, of all applicable withholding taxes due upon exercise. An Award may not be exercised for a fraction of a Share. SARs and Cash Awards shall be considered exercised when the Company receives written notice of the exercise from the person entitled to exercise the SAR or Cash Award.

9.3    Issuance of Award Shares.    The Company shall issue Award Shares in the name of the person properly exercising the Award. If the Awardee is that person and so requests, the Award Shares shall be issued in the name of the Awardee and the Awardee’s spouse. The Company shall endeavor to issue Award Shares promptly after an Award is exercised. However, until Award Shares are actually issued, as evidenced by the appropriate entry on the stock books of the Company or its transfer agent, the Awardee will not have the rights of a stockholder with respect to those Award Shares, even though the Awardee has completed all the steps necessary to exercise the Award. No adjustment shall be made for any dividend, distribution, or other right for which the record date precedes the date the Award Shares are issued, except as provided in Section 10.

9.4    Termination

(a)    In General.    Except as provided in an Award Agreement or in writing by the Administrator, and as otherwise provided in Sections 9.4(b), (c), (d) and (e), after an Awardee’s Termination, the Awardee’s Awards shall be exercisable to the extent (but only to the extent) they are vested on the date of that Termination and only during the 90 days after the Termination, but in no event after the Expiration Date. To the extent the Awardee does not exercise an Award within the time specified for exercise, the Award shall automatically terminate.

(b)    Leaves of Absence.    Unless otherwise provided in the Award Agreement or in writing by the Administrator, no Award may be exercised more than three months after the beginning of a leave of absence, other than a personal or medical leave approved by an authorized representative of the Company with employment guaranteed upon return. Awards shall continue to vest during a leave of absence of not more than three months, unless otherwise determined by the Administrator with respect to an approved personal or medical leave with employment guaranteed upon return.

(c)    Death or Disability.    Unless otherwise provided in the Award Agreement or in writing by the Administrator, if an Awardee’s Termination is due to death or disability (as determined by the Administrator with respect to all Awards other than Incentive Stock Options and as defined by Section 22(e) of the Code with respect to Incentive Stock Options), all Awards of that Awardee to the extent exercisable at the date of that Termination may be exercised for one year after that Termination, but in no event after the Expiration Date. In the case of Termination due to death, an Award may be exercised as provided in Section 16. In the case of Termination due to disability, if a guardian or conservator has been appointed to act for the Awardee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Award on behalf of the Awardee. Death or disability occurring after an Awardee’s Termination shall not cause the Termination to be treated as having occurred due to death or disability. In the case of an Awardee who dies or become disabled within three months after Termination, if the Termination was not due to Cause, the Awardee’s Awards may be exercised for one year after that Termination. To the extent an Award is not so exercised within the time specified for its exercise, the Award shall automatically terminate.

(d)    Divestiture.    If an Awardee’s Termination is due to a Divestiture, the Board may take any one or more of the actions described in Section 10.3 or 10.4 with respect to the Awardee’s Awards.

(e)    Termination for Cause.    If an Awardee’s Termination is due to Cause, all of the Awardee’s Awards shall automatically terminate and cease to be exercisable at the time of Termination and the Administrator may rescind any and all exercises of Awards by the Awardee that occurred after the first event constituting Cause. “Cause” means employment-related dishonesty, fraud, misconduct or disclosure or misuse of confidential information, or other employment-related conduct that is likely to cause significant injury to the Company, an Affiliate, or any of their respective employees, officers or directors (including, without limitation, commission of a felony or similar offense), in each case as determined by the Administrator. “Cause” shall not require that a civil judgment or criminal conviction have been entered against or guilty plea shall have been made by the Awardee regarding any of the matters referred to in the previous sentence. Accordingly, the Administrator shall be entitled to determine “Cause” based on the Administrator’s good faith belief. If the Awardee is criminally charged with a felony or similar offense, that shall be a sufficient, but not a necessary, basis for such a belief.

(f)    Reverse Vesting.    Under any circumstances stated in this Section 9.4 in which all unvested Options of an Optionee immediately vest, the Company’s repurchase rights shall lapse on all Option Shares held by that Optionee which are subject to Reverse Vesting.

(g)    Consulting or Employment Relationship.    Nothing in this Plan or in any Award Agreement, and no Award or the fact that Award Shares remain subject to repurchase rights, shall: (A) interfere with or limit the right of the Company or any Affiliate to terminate the employment or consultancy of any Awardee at any time, whether with or without cause or reason, and with or without the payment of severance or any other compensation or payment, or (B) interfere with the application of any provision in any of the Company’s or any Affiliate’s charter documents or Applicable Law relating to the election, appointment, term of office, or removal of a Director.

10.    Certain Transactions and Events

10.1    In General.    Except as provided in this Section 10, no change in the capital structure of the Company, merger, sale or other disposition of assets or a subsidiary, change of control, issuance by the Company of shares of any class of securities convertible into shares of any class, conversion of securities, or other transaction or event shall require or be the occasion for any adjustments of the type described in this Section 10. Additional provisions with respect to the foregoing transactions are set forth in Section 13.3.

10.2    Changes in Capital Structure.    In the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off, or similar change to the capital structure of the Company (not including a Fundamental Transaction or Change of Control), the Board shall make whatever adjustments it concludes are appropriate to: (a) the number and type of Awards that may be granted under this Plan, (b) the number and type of Options that may be granted to any individual under this Plan, (c) the Terms of any SAR, (d) the Purchase Price of any Stock Award, and (e) the Option Price and number and class of securities issuable under each outstanding Option, and (f) the repurchase price of any securities substituted for Option Shares that are subject to repurchase rights. The specific adjustments shall be determined by the Board. Unless the Board specifies otherwise, any securities issuable as a result of any such adjustment shall be rounded to the next lower whole security. The Board need not adopt the same rules for each Award or each Awardee.

10.3    Fundamental Transactions.    If the Company merges with another entity in a transaction in which the Company is not the surviving entity or if, as a result of any other transaction or event, other securities are substituted for the Shares or Shares may no longer be issued (each a “Fundamental Transaction”), then, notwithstanding any other provision of this Plan, the Board shall do one or more of the following contingent on the closing or completion of the Fundamental Transaction: (a) arrange for the substitution, in exchange for Awards, of options to purchase equity securities other than Shares (including, if appropriate, equity securities of an entity other than the Company) (an “assumption” of Awards) on such terms and conditions as the Board determines are appropriate, (b) accelerate the vesting and termination of outstanding Awards, in whole or in part, so that Awards can be exercised before or otherwise in connection with the closing or completion of the Fundamental Transaction or event but then terminate, and (c) cancel or arrange for the cancellation of Awards in exchange for cash payments to Awardees, and (d) either arrange for any repurchase rights of the Company with respect to Award Shares to apply to the securities issued in substitution for Shares or terminate repurchase rights on Award Shares. The Board need not adopt the same rules for each Award or each Awardee.

10.4    Changes of Control.    The Board may also, but need not, specify that other transactions or events constitute a “Change of Control”. The Board may do that either before or after the transaction or event occurs. Examples of transactions or events that the Board may treat as Changes of Control are: (a) the Company or an Affiliate is a party to a merger, consolidation, amalgamation, or other transaction in which the beneficial stockholders of the Company, immediately before the transaction, beneficially own securities representing 50% or less of the total combined voting power or value of the Company immediately after the transaction, (b) any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires securities holding [50%] or more of the total combined voting power or value of the Company, or (c) as a result of or in connection with a contested election of Company Directors, the persons who were Company Directors immediately before the election cease to constitute a majority of the Board. In connection with a Change of Control, notwithstanding any other provision of this Plan, the Board may take any one or more of the actions described in Section 10.3. In addition, the Board may extend the date for the exercise of Awards (but not beyond their original Expiration Date). The Board need not adopt the same rules for each Award or each Awardee.

10.5    Divestiture.    If the Company or an Affiliate sells or otherwise transfers equity securities of an Affiliate to a person or entity other than the Company or an Affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, then the Board may specify that such transaction or event constitutes a “Divestiture”. In connection with a Divestiture, notwithstanding any other provision of this Plan, the Board may take one or more of the actions described in Section 10.3 or 10.4 with respect to Awards or Award Shares held by, for example, Employees, Directors or Consultants for whom that transaction or event results in a Termination. The Board need not adopt the same rules for each Award or each Awardee.

10.6    Dissolution.    If the Company adopts a plan of dissolution, the Board may cause Awards to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed but contingent on its completion and may cause the Company’s repurchase rights on Award Shares to lapse upon completion of the dissolution. The Board need not adopt the same rules for each Award or each Awardee. However, to the extent not exercised before the earlier of the completion of the dissolution or their Expiration Date, Awards shall terminate just before the dissolution is completed.

10.7    Cut-Back to Preserve Benefits.    If the Administrator determines that the net after-tax amount to be realized by any Awardee, taking into account any accelerated vesting, termination of repurchase rights, or cash payments to that Awardee in connection with any transaction or event addressed in this Section 10 would be greater if one or more of those steps were not taken or payments were not made with respect to that Awardee’s Awards or Award Shares, then and to that extent one or more of those steps shall not be taken and payments shall not be made.

11.    Withholding and Tax Reporting

11.1    Tax Withholding Alternatives

(a)    General.    Whenever Award Shares are issued or become free of restrictions, the Company may require the Awardee to remit to the Company an amount sufficient to satisfy any applicable tax withholding requirement, whether the related tax is imposed on the Awardee or the Company. The Company shall have no obligation to deliver Award Shares or release Award Shares from an escrow or permit a transfer of Award Shares until the Awardee has satisfied those tax withholding obligations. Whenever payment in satisfaction of Awards is made in cash, the payment will be reduced by an amount sufficient to satisfy all tax withholding requirements.

(b)    Method of Payment.    The Awardee shall pay any required withholding using the forms of consideration described in Section 6.4(b), except that, in the discretion of the Administrator, the Company may also permit the Awardee to use any of the forms of payment described in Section 6.4(c). The Administrator may also permit Award Shares to be withheld to pay required withholding. If the Administrator permits Award Shares to be withheld, the Fair Market Value of the Award Shares withheld, as determined as of the date of withholding, shall not exceed the amount determined by the applicable minimum statutory withholding rates.

11.2    Reporting of Dispositions.    Any holder of Option Shares acquired under an Incentive Stock Option shall promptly notify the Administrator, following such procedures as the Administrator may require, of the sale or other disposition of any of those Option Shares if the disposition occurs during: (a) the longer of two years after the Grant Date of the Incentive Stock Option and one year after the date the Incentive Stock Option was exercised, or (b) such other period as the Administrator has established.

12.    Compliance with Law

The grant of Awards and the issuance and subsequent transfer of Award Shares shall be subject to compliance with all Applicable Law, including all applicable securities laws. Awards may not be exercised, and Award Shares may not be transferred, in violation of Applicable Law. Thus, for example, Awards may not be exercised unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Award Shares, or (b) in the opinion of legal counsel to the Company, those Award Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The failure or inability of the Company to obtain from any regulatory body the authority considered by the Company’s legal counsel to be necessary or useful for the lawful issuance of any Award Shares or their subsequent transfer shall relieve the Company of any liability for failing to issue those Award Shares or permitting their transfer. As a condition to the exercise of any Award or the transfer of any Award Shares, the Company may require the Awardee to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law.

13.    Amendment or Termination of this Plan or Outstanding Awards

13.1    Amendment and Termination.    The Board may at any time amend, suspend, or terminate this Plan.

13.2    Stockholder Approval.    The Company shall obtain the approval of the Company’s stockholders for any amendment to this Plan if stockholder approval is necessary or desirable to comply with any Applicable Law or with the requirements applicable to the grant of Awards intended to be Incentive Stock Options. The Board may also, but need not, require that the Company’s stockholders approve any other amendments to this Plan.

13.3    Effect.  No amendment, suspension, or termination of this Plan, and no modification of any Award even in the absence of an amendment, suspension, or termination of this Plan, shall impair any existing contractual rights of any Awardee unless the affected Awardee consents to the amendment, suspension, termination, or modification. However, no such consent shall be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension, termination, or modification: (a) is required or advisable in order for the Company, the Plan or the Award to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 10, is in the best interests of the Company or its stockholders. The Board may, but need not, take the tax consequences to affected Awardees into consideration in acting under the preceding sentence. Those decisions will be final, binding and conclusive. Termination of this Plan shall not affect the Administrator’s ability to exercise the powers granted to it under this Plan with respect to Awards granted before the termination or Award Shares issued under such Awards even if those Award Shares are issued after the termination.

14.    Reserved Rights

14.1    Nonexclusivity of this Plan.    This Plan shall not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock, or other equity-based rights under other plans or independently of any plan.

14.2    Unfunded Plan.    This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of this Plan, the grant of Awards, or the issuance of Award Shares. The Company and the Administrator shall not be deemed to be a trustee of stock or cash to be awarded under this Plan. Any obligations of the Company to any Awardee shall be based solely upon contracts entered into under this Plan, such as Award Agreements. No such obligations shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any such obligations.

15.    Special Arrangements Regarding Award Shares

15.1    Escrows and Pledges.    To enforce any restrictions on Award Shares including restrictions related to Reverse Vesting, the Administrator may require their holder to deposit the certificates representing Award Shares, with stock powers or other transfer instruments approved by the Administrator endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated. The Administrator may also cause a legend or legends referencing the restrictions to be placed on the certificates. Any Awardee who delivers a promissory note as partial or full consideration for the purchase of Award Shares will be required to pledge and deposit with the Company some or all of the Award Shares as collateral to secure the payment of the note. However, the Administrator may require or accept other or additional forms of collateral to secure the note and, in any event, the Company will have full recourse against the maker of the note, notwithstanding any pledge or other collateral.

15.2    Repurchase Rights

(a)    Reverse Vesting.    If an Option or Stock Award is subject to Reverse Vesting, the Company shall have the right, during the seven months after the Awardee’s Termination, to repurchase any or all of the Award Shares that were unvested as of the date of that Termination. If the Award Shares were purchased with a promissory note, the repurchase price shall be the lower of: the Option Price or Purchase Price for such Shares, (minus the amount of any cash dividends paid or payable with respect to the Award Shares for which the record date precedes the repurchase) and the Fair Market Value at the date of Termination. In all other cases, the repurchase price shall be determined by the Administrator in accordance with this Section 15.2. The repurchase determined by the Administrator shall be either (i) the Option Price or Purchase Price for the Award Shares (minus the amount of any cash dividends paid or payable with respect to the Award Shares for which the record date precedes the repurchase) or (ii) the lower of (A) the Option Price or Purchase Price for the Shares or (B) the Fair Market Value of those Option Shares as of the date of the Termination. The repurchase price shall be paid in cash or, if the Option Shares were purchased in whole or in part with a promissory note, cancellation of indebtedness under that note, or a combination of those means. The Company may assign this right of repurchase.

(b)    Procedure.  The Company or its assignee may choose to give the Awardee a written notice of exercise of its repurchase rights under this Section 15.2. However, the Company’s failure to give such a notice shall not affect its rights to repurchase Award Shares. The Company must, however, tender the repurchase price during the period specified in this Section 15.2 for exercising its repurchase rights in order to exercise such rights.

15.3    Market Standoff.    If requested by the Company or a representative of its underwriters in connection with a registration of any securities of the Company under the Securities Act, Awardees or certain Awardees shall be prohibited from selling some or all of their Award Shares during a period not to exceed 180 days after the effective date of the Company’s registration statement. This restriction shall not apply to any registration statement on Form S-8, Form S-4 or an equivalent registration statement.

16.    Beneficiaries

An Awardee may file a written designation of one or more beneficiaries who are to receive the Awardee’s rights under the Awardee’s Awards after the Awardee’s death. An Awardee may change such a designation at any time by written notice. If an Awardee designates a beneficiary, the beneficiary may exercise the Awardee’s Awards after the Awardee’s death. If an Awardee dies when the Awardee has no living beneficiary designated under this Plan, the Company shall allow the executor or administrator of the Awardee’s estate to exercise the Award or, if there is none, the person entitled to exercise the Option under the Awardee’s will or the laws of descent and distribution. In any case, no Award may be exercised after its Expiration Date.

17.    Miscellaneous

17.1    Governing Law.    This Plan, the Award Agreements and all other agreements entered into under this Plan, and all actions taken under this Plan or in connection with Awards or Award Shares, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

17.2    Determination of Value.    Fair Market Value shall be determined as follows:

(a)    Listed Stock.    If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported in TheWall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Shares on the Value Date. If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bids on the primary exchange or system on which Shares are traded or quoted.

(b)    Stock Quoted by Securities Dealer.    If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

(c)    No Established Market.    If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Board or Committee will determine Fair Market Value in good faith. The Board or Committee will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (ii) the Company’s net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

17.3    Reservation of Shares.    During the term of this Plan, the Company will at all times reserve and keep available such number of Shares as are still issuable under this Plan.

17.4    Electronic Communications.    Any Award Agreement, notice of exercise of an Award, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically. Signatures may also be electronic if permitted by the Administrator.

17.5    Notices.    Unless the Administrator specifies otherwise, any notice to the Company under any Option Agreement or with respect to any Awards or Award Shares shall be in writing (or, if so authorized by Section 17.4, communicated electronically), shall be addressed to the Secretary of the Company, and shall only be effective when received by the Secretary of the Company.

Adopted by the Board on: April 17, 2003

Approved by the stockholders on:

Effective date of this Plan:

APPENDIX C

AMENDED AND RESTATED

2000 NONEMPLOYEE DIRECTORS STOCK OPTION PLAN

OF

EMBARCADERO TECHNOLOGIES, INC.

(as amended through April 17, 2003)

1.    PURPOSES OF THE PLAN

The purposes of the 2000 Nonemployee Directors Stock Option Plan of Embarcadero Technologies, Inc., a Delaware corporation, are: (a) to encourage Nonemployee Directors to accept or continue their association with the Company; and (b) to increase the interest of Nonemployee Directors in the Company’s operations and increased profits through participation in the growth in value of the Common Stock of the Company.

2.    DEFINITIONS

As used herein, the following definitions shall apply:

(a)    “Administrator” shall mean the entity, either the Board or a committee appointed by the Board, responsible for administering this Plan, as provided in Section 5.

(b)    “Affiliate” shall mean a parent or subsidiary corporation as defined in the applicable provisions of the Code.

(c)    “Board” shall mean the Board of Directors of the Company, as constituted from time to time.

(d)    “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)    “Common Stock” shall mean the Common Stock of the Company.

(f)    “Company” shall mean Embarcadero Technologies, Inc., a Delaware corporation.

(g)    “Director Fee” shall mean the cash amount, if any, a Nonemployee Director shall be entitled to receive for serving as a director of the Company in any fiscal year.

(h)    “Fair Market Value” shall mean, as of the date in question, the last transaction price quoted by the Nasdaq National Market System on the date of grant; provided, however, that if the Common Stock is not traded on such market system or the foregoing shall otherwise be inappropriate, then the Fair Market Value shall be determined by the Administrator in good faith at its sole discretion and on such basis as it shall deem appropriate. Such determination shall be conclusive and binding on all persons.

(i)    “Initial Option” shall have the meaning set forth in Section 6(a).

(j)    “Nonemployee Director” shall mean any person who is a member of the Board but is not an employee of the Company or any Parent or Subsidiary of the Company and has not been an employee of the Company or any Parent or Subsidiary of the Company at any time during the preceding 12 months.

(k)    “Option” shall mean a stock option granted pursuant to this Plan.

(l)    “Option Agreement” shall mean the written agreement described in Section 6(c) evidencing the grant of an Option to a Nonemployee Director and containing the terms, conditions and restrictions pertaining to such Option.

(m)    “Option Shares” shall mean the Shares subject to an Option granted under this Plan.

(n)    “Optionee” shall mean a Nonemployee Director who holds an Option.

(o)    “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(p)    “Plan” shall mean this 2000 Nonemployee Directors Stock Option Plan of Embarcadero Technologies, Inc., as it may be amended from time to time.

(q)    “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission, or any successor rule thereto.

(r)    “Section” unless the context clearly indicates otherwise, shall refer to a Section of this Plan.

(s)    “Share” shall mean a share of Common Stock, as adjusted in accordance with Section 7(a).

(t)    “Subsidiary” shall mean a “subsidiary corporation” of the Company, whether now or hereafter existing, within the meaning of Section 424(f) of the Code, but only for so long as it is a “subsidiary corporation”.

3.    ELIGIBLE PERSONS

Every person who at the date of grant of an Option is a Nonemployee Director is eligible to receive Options under this Plan.

4.    STOCK SUBJECT TO THIS PLAN

Subject to Section 7(a) of this Plan, the maximum aggregate number of Shares which may be issued on exercise of Options granted pursuant to this Plan is 400,000 Shares. The Shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

5.    ADMINISTRATION

(a)    This Plan shall be administered by the Board, or by a committee (the “Committee”) of at least two Board members to which administration of the Plan is delegated (in either case, the “Administrator”), in accordance with the requirements of Rule 16b-3.

(b)    Subject to the other provisions of this Plan, the Administrator shall have the authority, in its sole discretion: (i) to determine the Fair Market Value of the Shares subject to Option; (ii) to interpret this Plan; (iii) to prescribe, amend and rescind rules and regulations relating to this Plan; (iv) to defer (with the consent of the Optionee) or accelerate the exercise date of any Option; (v) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (vi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

(c)    All questions of interpretation, implementation and application of this Plan shall be determined by the Administrator. Such determination shall be final and binding on all persons.

6.    GRANT OF OPTIONS

(a)    Grant for Initial Election or Appointment to Board.    Subject to the terms and conditions of this Plan, if any person who is not an officer or employee of the Company is first elected or appointed as a member of the Board and is otherwise considered a “Nonemployee Director” as defined herein, then the Company shall grant to such Nonemployee Director on such day an Option to purchase 25,000 Shares (“Initial Option”) at an exercise price equal to the Fair Market Value of such Shares on the date of such Initial Option grant, subject to the limitation of Section 7(j).

(b)    Quarterly Grants.    Subject to the terms and conditions of this Plan, on the date of the first regularly scheduled meeting of the Board on or after the first day of each calendar quarter, the Company shall grant to each Nonemployee Director then in office for longer than three months, an Option to purchase 5,000 shares at an exercise price equal to the Fair Market Value of such Shares.

(c)    No Option shall be granted under this Plan after ten years from the date of adoption of this Plan by the Board. Each Option shall be evidenced by a written Option Agreement, in form and substance satisfactory to the Company, executed by the Company and the Optionee. Failure by the Company, the Nonemployee Director, or both to execute an Option Agreement shall not invalidate the granting of an Option; however, the Option may not be exercised until the Option Agreement has been executed by both parties.

7.    TERMS AND CONDITIONS OF OPTIONS

Each Option granted under this Plan shall be subject to the terms and conditions set forth in this Section 7.

(a)    Changes in Capital Structure.    Subject to subsection 7(b), if the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation, or reorganization, appropriate adjustments shall be made in: (i) the number and class of shares of Common Stock subject to this Plan and each Option outstanding under this Plan; and (ii) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustment. Each such adjustment shall be subject to approval by the Administrator in its sole discretion.

(b)    Time of Option Exercise.    Each Option shall be exercisable over three years in equal quarterly installments. At the discretion of the Administrator, the Company shall have a right of repurchase of Option Shares.

(c)    Limitation on Other Grants.    The Administrator shall have no discretion to grant Options under this Plan other than as set forth in Sections 6(a) and 6(b).

(d)    Transfer to Immediate Family Members.    All or any portion of this Option may be transferred by Optionee to (i) the spouse, children or grandchildren of the Optionee (“Immediate Family Members”), (ii) a partnership in which such Immediate Family Members are the only partners, or (iii) a trust or trusts for the exclusive benefit of such Immediate Family Members, provided that (x) there may be no consideration for such transfer and (y) subsequent transfers of this Option shall be prohibited except those in accordance with Section 7(e). Following transfer, this Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of termination of Section 7(g) shall continue to be applied with respect to the original Optionee, following which this Option shall be exercisable by the transferee only to the extent, and for the periods specified in, Section 7(g). Neither the Company nor the Administrator shall have any obligation to provide the transferee with notice of termination of an Optionee.

(e)    Nontransferability.    This Option is not assignable or transferable by Optionee except in accordance with Section 7(d) or by will or by the laws of descent and distribution. During the life of Optionee, this Option is exercisable only by the Optionee or by a transferee permitted pursuant to Section 7(d). Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of this Option in a manner not herein permitted, and any levy of execution, attachment, or similar process on this Option, shall be null and void.

(f)    Payment.    Except as provided below, payment in full, in cash, shall be made for all Option Shares purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. Payment may also be made pursuant to a cashless exercise/sale procedure, provided that the Company does not extend or arrange for the extension of credit to an Optionee in connection with such cashless exercise procedure. At the time an Option is granted or exercised, the Administrator, in its absolute discretion, may authorize any one or more of the following additional methods of payment: (i) delivery by the Optionee of Common Stock already owned by the Optionee for all or part of the Option price, provided the Fair Market Value of such Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the Optionee is authorized to pay by delivery of such stock; provided, however, that if an Optionee has exercised any portion of any Option granted by the Company by delivery of Common Stock, the Optionee may not, within six months following such exercise, exercise any Option granted under this Plan by delivery of Common Stock; and (ii) any other consideration and method of payment to the extent permitted under the Delaware General Corporation Law, provided that the Company does not extend or arrange for the extension of credit to an Optionee in connection with such consideration and method of payment.

(g)    Termination as Director.    Unless determined otherwise by the Administrator in its absolute discretion, to the extent not already expired or exercised, an Option shall terminate at the earlier of: (i) the expiration of the term of the Option; or (ii) three months after the last day served by the Optionee as a director of the Company; provided, that an Option shall be exercisable after the date of termination of service as a director only to the extent exercisable on the date of termination; and provided further, that if termination of service as a director is due to the Optionee’s death or “disability” (as determined in accordance with Section 22(e)(3) of the Code), the Optionee, or the Optionee’s personal representative (or any other person who acquires the Option from the Optionee by will or the applicable laws of descent and distribution), may at any time within 12 months after the termination of service as a director (or such lesser period as is specified in the Option Agreement but in no event after the expiration of the term of the Option), exercise the rights to the extent they were exercisable on the date of the termination.

(h)    Withholding and Employment Taxes.    At the time of exercise of an Option (or at such later time(s) as the Administrator may prescribe), the Optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. If authorized by the Administrator in its sole discretion, an Optionee shall be permitted to elect, by means of a form of election to be prescribed by the Administrator, to have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company or to tender to the Company other shares of Common Stock or other securities of the Company owned by the Optionee on the date of determination of the amount of tax to be withheld as a result of the exercise of such Option (the “Tax Date”) to pay the amount of withholding taxes due. Any securities so withheld or tendered shall be valued by the Company as of the Tax Date.

(i)    Option Term.    Each Option shall expire ten years after the date of grant.

(j)    Exercise Price.    The exercise price of any Option granted to any person who owns, directly or by attribution under the Code currently Section 424(d), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “Ten Percent Stockholder”) shall in no event be less than 110% of the fair market value (determined in accordance with 2(i) of the stock covered by the Option at the time the Option is granted.

8.    MANNER OF EXERCISE

(a)    An Optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in Section 7(f) and, if required, by payment of any federal or state withholding or employment taxes required to be withheld due to exercise of the Option. The date the Company receives written notice of an exercise accompanied by payment of the exercise price and any required federal or state withholding or employment taxes will be considered as the date such Option was exercised.

(b)    Promptly after the date an Option is exercised, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the Optionee or such other person a certificate or certificates for the requisite number of shares of Common Stock. An Optionee or transferee of an Optionee shall not have any privileges as a stockholder with respect to any Common Stock covered by the Option until the date of issuance of a stock certificate.

9.    NO RIGHT TO DIRECTORSHIP

Neither this Plan nor any Option shall confer upon any Optionee any right with respect to continuation of the Optionee’s membership on the Board or shall interfere in any way with provisions in the Company’s Certificate of Incorporation, as amended, and Bylaws, as amended, relating to the election, appointment, terms of office, and removal of members of the Board.

10.    LEGAL REQUIREMENTS

The Company shall not be obligated to offer or sell any Shares upon exercise of any Option unless the Shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the Shares are otherwise in compliance with all applicable securities laws and the regulations of any stock exchange on which the Company’s securities may then be listed. The Company shall have no obligation to register the Shares covered by this Plan under the federal securities laws or take any other steps as may be necessary to enable the Shares covered by this Plan to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in the Shares to comply with applicable securities laws. Certificates evidencing Shares acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Option Agreements.

11.    AMENDMENTS TO PLAN

The Board may amend this Plan at any time. Without the consent of an optionee, no amendment may adversely affect outstanding Options. No amendment shall require stockholder approval unless:

(a)    stockholder approval is required to meet the exemptions provided by Rule 16b-3, or any successor rule thereto or under applicable state statutes; or

(b)    the Board otherwise concludes that stockholder approval is advisable.

12.    STOCKHOLDER APPROVAL; TERM

This Plan shall become effective upon adoption by the Board of Directors; provided, however, that no Option shall be exercisable unless and until written consent of holders of a majority of the outstanding shares of capital stock of the Company, or approval by holders of a majority of shares of capital stock of the Company present, or represented, and entitled to vote at a validly called stockholders’ meeting (or such greater number as may be required by law or applicable governmental regulations or orders) is obtained within 12 months after adoption by the Board. This Plan shall terminate ten years after adoption by the Board unless terminated earlier by the Board. The Board may terminate this Plan at any time without stockholder approval. No Options shall be granted after termination of this Plan, but termination shall not affect rights and obligations under then-outstanding Options.

Adopted by the Board of Directors: February 10, 2000

Approved by the Stockholders: February 11, 2000

Amended and Restated by the Board of Directors: April 17, 2003

Approved by the Stockholders: [•], 2003

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MR. WONG AND FOR PROPOSALS 2, 3 and 4.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	Election of director Nominee: 01 Stephen R. Wong	FOR the nominee listed ☐	WITHHOLD AUTHORITY to vote for the nominee listed ☐	3.

To approve amendments to the Company’s 2000 Nonemployee Directors Stock Option Plan to increase the number of shares reserved for issuance thereunder, and to increase the frequency of grants made to directors thereunder.

						FOR ☐	AGAINST ☐	ABSTAIN ☐

				4.	To ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year ending December 31, 2003.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2	To approve the adoption of the Company’s 2003 Equity Incentive Plan.	FOR AGAINST ABSTAIN ☐ ☐ ☐		5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please check the following box if you plan to attend the meeting:	☐

Dated:                                                                                                                   , 2003

Signature (print title, if applicable)

Signature (print title, if applicable)

Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

é  FOLD AND DETACH HERE  é

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS OF

EMBARCADERO TECHNOLOGIES, INC.

June 4, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

EMBARCADERO TECHNOLOGIES, INC.

The undersigned hereby appoints Stephen R. Wong and Raj P. Sabhlok, or either of them, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of EMBARCADERO TECHNOLOGIES, INC. (the “Company”) to be held at 10:00 a.m. local time on Wednesday, June 4, 2003, at the Company’s offices located at 45 Fremont Street, 14th Floor, San Francisco, California, 94105 and at any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AND FOR ALL OTHER PROPOSALS. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

Address Change/Comments (Mark the corresponding box on the reverse side)

é  FOLD AND DETACH HERE  é